                                                                 Exhibit 10.1


                                                                 EXECUTION COPY
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                           IRON MOUNTAIN INCORPORATED

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of January 27, 2000
                          ----------------------------
                                  $400,000,000
                          ----------------------------
                               FLEET NATIONAL BANK
                             as Documentation Agent

                            CIBC WORLD MARKETS CORP.
                              as Syndication Agent

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                       THE CHASE MANHATTAN BANK OF CANADA,
                        as Canadian Administrative Agent

                             CHASE SECURITIES INC.,
                          as Arranger and Book Manager
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Section 1.  Definitions and Accounting Matters.................................2
         1.01  Certain Defined Terms...........................................2
         1.02  Accounting Terms and Determinations............................29
         1.03  Types of Loans.................................................29

Section 2.  Loans, Etc........................................................29
         2.01  US$ Loans; US$-Canadian Loans; Multi-Currency Loans; C$ Loans..29
         2.02  Reductions of Commitments......................................30
         2.03  Fees...........................................................30
         2.04  Lending Offices................................................31
         2.05  Several Obligations: Remedies Independent......................31
         2.06  Notes..........................................................31
         2.07  Use of Proceeds................................................31
         2.08  Letters of Credit............................................. 31
         2.09  Currency Fluctuations, etc.....................................36

Section 3.  Borrowings, Conversions and Prepayments...........................36
         3.01  Procedure for US$ Loan Borrowing, US$-Canadian Loan Borrowing and
               Multi-Currency Borrowing.......................................36
         3.02  Prepayments and Conversions....................................37

Section 4.  Payments of Principal and Interest................................38
         4.01  Repayment of Loans.............................................38

Section 5.  Payments; Pro Rata Treatment; Computations; Etc.............. ....40
         5.01  Payments.......................................................40
         5.02  Pro Rata Treatment.............................................41
         5.03  Computations...................................................42
         5.05  Certain Notices................................................43
         5.07  Sharing of Payments; Waiver of Enforcement Without Consent.
               Etc........................................................ ...45
         5.08  Withholding Tax Exemption. ....................................46
         5.09  Judgment Currency..............................................47

Section 6.  Yield Protection and Illegality...................................48
         6.01  Additional Costs...............................................48
         6.02  Limitation on Types of Loans...................................49
         6.03  Illegality.....................................................50
         6.04  Substitute ABR Loans........... ...............................50
         6.05  Compensation...................................................50
         6.06  Capital Adequacy...............................................51
         6.07  Substitution of Lender.........................................51

         6.08  Additional Costs in Respect of Letters of Credit...............51
         6.09  Foreign Borrower Costs.........................................52

Section 7.  Conditions Precedent..............................................52
         7.01  Signing Date...................................................52
         7.02  Effective Date.................................................52
         7.03  Initial and Subsequent Loans...................................55
         7.04  First Loan to a Subsidiary Borrower............................56

Section 8.  Representations and Warranties....................................56
         8.01  Corporate Existence............................................56
         8.03  Litigation.....................................................57
         8.04  No Breach......................................................57
         8.05  Corporate Action...............................................58
         8.06  Approvals......................................................58
         8.07  Regulations U and X............................................58
         8.08  ERISA and the Canadian Pension Plans...........................58
         8.09  Taxes..........................................................59
         8.10  Subsidiaries: Agreements: Etc..................................59
         8.12  Public Utility Holding Company Act.............................59
         8.13  Ownership and Use of Properties................................59
         8.14  Environmental Compliance.......................................59
         8.15  Solvency.......................................................60
         8.16  Senior Debt....................................................60

Section 9.  Covenants.........................................................60
         9.01  Financial Statements and Other Information.....................60
         9.02  Taxes and Claims...............................................62
         9.03  Insurance......................................................62
         9.04  Maintenance of Existence; Conduct of Business..................63
         9.05  Maintenance of and Access to Properties........................63
         9.06  Compliance with Applicable Laws................................63
         9.07  Litigation.....................................................64
         9.08  Indebtedness...................................................64
         9.09  Leverage Ratios................................................64
         9.10  Interest Coverage Ratio........................................65
         9.11  Fixed Charges Coverage Ratio...................................65
         9.12  Mergers, Asset Dispositions. Etc...............................66
         9.13  Liens..........................................................67
         9.14  Investments....................................................68
         9.15  Restricted Payments............................................69
         9.16  Transactions with Affiliates...................................70
         9.17  Subordinated Indebtedness......................................70
         9.18  Lines of Businesses............................................71
         9.19  Modification of Other Agreements...............................71
         9.20  Interest Rate and Currency Exchange Protection.................71
         9.21  Certain Obligations Respecting Subsidiaries....................71
         9.22  Environmental Matters..........................................72

         9.23  Residual Assurances........................................... 73
         9.24  Investments in Excluded Subsidiaries...........................73
         9.25  Hedging Agreements.............................................73

Section 10.  Defaults.........................................................74
         10.01  Events of Default.............................................74
         10.02  Ratable Treatment of Lenders..................................76

Section 11.  The Administrative Agent.........................................77
         11.01  Appointment Powers and Immunities.............................77
         11.02  Reliance by Administrative Agent..............................78
         11.03  Defaults......................................................78
         11.04  Rights as a Lender............................................78
         11.05  Indemnification...............................................79
         11.06  Non-Reliance on Administrative Agent and Other Lenders........79
         11.07  Failure to Act................................................79
         11.08  Resignation or Removal of Administrative Agent................79
         11.09  Consents under Basic Documents................................80
         11.10  Collateral Sub-Agents.........................................80
         11.11  Multi-Currency Payment Agent and Canadian Administrative
                Agent.........................................................80

Section 12.  Miscellaneous....................................................80
         12.01  Waiver........................................................80
         12.02  Notices.......................................................81
         12.03  Expenses Etc..................................................81
         12.04  Indemnification...............................................81
         12.05  Amendments. Etc...............................................82
         12.06  Successors and Assigns........................................82
         12.07  Confidentiality...............................................83
         12.08  Survival......................................................84
         12.09  Captions......................................................84
         12.10  Counterparts; Integration.....................................84
         12.11  New Lenders; Commitment Increases.............................84
         12.12  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
                TRIAL.........................................................85
         12.13  Canadian Borrower=s Agent; Subsidiary Borrowers=Agent.........85
         12.14 Designation of Indebtedness....................................86

                                    SCHEDULES

SCHEDULE I        -        Commitments
SCHEDULE II       -        Subsidiaries; Investments in Joint Ventures and Other
                           Persons
SCHEDULE III      -        Credit Agreements, Indentures, Leases
SCHEDULE IV       -        Existing Letters of Credit
SCHEDULE V        -        Subsidiary Borrowers

                                    EXHIBITS

EXHIBIT A         -        Form of Note
EXHIBIT B         -        Form of Subsidiary Guaranty
EXHIBIT C         -        Form of Company Guaranty
EXHIBIT D         -        Form of Company Pledge Agreement
EXHIBIT E         -        Form of Subsidiary Pledge Agreement
EXHIBIT F         -        Form of Canadian Borrower Pledge Agreement
EXHIBIT G-1       -        Form of Opinion of Special New York Counsel to the
                           Company
EXHIBIT G-2       -        Form of Opinion of Special Canadian Counsel to the
                           Canadian Borrower
EXHIBIT H         -        Form of Opinion of Special New York Counsel to the
                           Administrative Agent
EXHIBIT I         -        Election to Participate
EXHIBIT J         -        Election to Terminate
EXHIBIT K         -        Exemption Certificate

                                     ANNEXES

ANNEX A           -        Canadian Borrower Provisions

                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 27, 2000, among: IRON MOUNTAIN INCORPORATED, a corporation duly organized and validly existing under the laws of the State of Delaware (together with its successors and as more fully defined below, the "COMPANY"); PIERCE LEAHY CANADA COMPANY, a company organized and existing under the laws of the Province of Nova Scotia (the "CANADIAN BORROWER"); each of the lenders that is a signatory hereto under the caption "US$ LENDERS" on the signature pages hereto and each lender or financial institution that becomes a "US$ LENDER" after the date hereof pursuant to Section 12.06 hereof (individually, together with its successors, a "US$ LENDER" and, collectively, together with their respective successors, the "US$ LENDERS"); each of the lenders that is a signatory hereto under the caption "US$-CANADIAN LENDERS" on the signature pages hereto and each lender or financial institution that becomes a "US$-CANADIAN LENDER" after the date hereof pursuant to Section 12.06 hereof (individually, together with its successors, a "US$-CANADIAN LENDER" and, collectively, together with their respective successors, the "US$-CANADIAN LENDERS"); each of the lenders that is a signatory hereto under the caption "MULTI-CURRENCY LENDERS" on the signature pages hereto and each lender or financial institution that becomes a "MULTI-CURRENCY LENDER" after the date hereof pursuant to Section 12.06 hereof (individually, together with its successors, a "MULTI-CURRENCY LENDER" and, collectively, together with their respective successors, the "MULTI-CURRENCY LENDERS"); each of the lenders that is a signatory hereto under the caption "CANADIAN LENDERS" on the signature pages hereto and each lender or financial institution that becomes a "CANADIAN LENDER" after the date hereof pursuant to
Section 12.06 hereof (individually, together with its successors, a "CANADIAN LENDER" and, collectively, together with their respective successors, the "CANADIAN LENDERS"); FLEET NATIONAL BANK, as Documentation Agent,CIBC WORLD MARKETS CORP., as Syndication Agent, CHASE SECURITIES INC., as arranger and book manager, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent (in such capacity, together with its successors in such capacity, the "CANADIAN ADMINISTRATIVE AGENT") and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Company, certain of the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of September 30, 1996 (as heretofore amended, supplemented or otherwise modified prior to the date hereof, the "ORIGINAL CREDIT AGREEMENT"), providing, subject to the terms thereof, for the extensions of credit to be made by said Lenders to the Company in an aggregate principal or stated amount not exceeding $150,000,000;

                  WHEREAS, the Original Credit Agreement was amended and restated on September 26, 1997 (as so amended and restated, the "EXISTING CREDIT AGREEMENT") to (a) increase the aggregate principal amount of the Commitments (as hereinafter defined) to US$250,000,000 and (b) otherwise amend the Original Credit Agreement and restate it in its entirety as more fully set forth therein;

                  WHEREAS, the Company intends to merge with and into Pierce Leahy Corp., a Pennsylvania corporation ("PIERCE") upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of October 20, 1999, by and between the Company and

Pierce, as a result of which the separate existence of the Company shall cease and Pierce shall continue as the surviving corporation but shall adopt the name of the Company (the "PIERCE MERGER").

                  WHEREAS, the Company has requested that the Existing Credit Agreement be amended and restated to (a) refinance outstanding loans under the Existing Credit Agreement and certain indebtedness of Pierce following the Pierce Merger, (b) provide for multi-currency borrowings, (c) increase the aggregate principal amount of the Commitments to US$400,000,000 and (d) otherwise amend the Existing Credit Agreement and restate it in its entirety as more fully set forth herein; and the Lenders and the Administrative Agent are willing, upon and subject to the terms and conditions hereof, so to amend and restate the Existing Credit Agreement;

                  NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree that on the Signing Date (as hereinafter defined) the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

                  Section 1.  DEFINITIONS AND ACCOUNTING MATTERS.

                  1.1 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings and the terms defined in Annex A hereto shall have the meanings given to them therein (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and VICE VERSA):

                  "ABR LOANS" shall mean Loans which bear interest at a rate based upon the Alternate Base Rate.

                  "ACQUIRED DEBT" shall mean, with respect to the Company or any Subsidiary, Indebtedness of any other Person, existing at the time such other Person merged with or into or became a Subsidiary of the Company or any Subsidiary thereof in connection with a Permitted Acquisition occurring after the Effective Date, provided that (i) such Indebtedness was not created by such other Person in contemplation of such acquisition and (ii) the aggregate outstanding principal amount of such Indebtedness shall not at any time exceed $15,000,000.

                  "ACQUISITION" shall mean an acquisition of assets of, or all or substantially all of the Capital Stock of, another business by the Company and/or one or more of its Subsidiaries.

                  "ACQUISITION CONSIDERATION" shall mean, with respect to any Acquisition, the aggregate amount of consideration paid by the Company and its Subsidiaries in connection therewith, inclusive of (a) Stock Consideration and (b) other consideration on account of (i) any expenses incurred in connection with such Acquisition, (ii) liabilities under agreements not to compete incurred in connection with such Acquisition, (iii) the principal amount of Indebtedness assumed in connection with such Acquisition and (iv) Additional Expenditures related to such Acquisition.

                  "ADDITIONAL EXPENDITURES" shall mean, with respect to any Acquisition, amounts expended or to be expended by the Company and its Subsidiaries within twelve months after the date of such Acquisition to acquire or construct facilities and equipment that are not part of the assets acquired pursuant to such Acquisition but which are deemed by the Company to be essential for the integration or restructuring of the assets so acquired.

                  "ADJUSTED EBITDA" shall mean, for any period, EBITDA for such period, minus the tax provision for such period currently payable.

                  "ADMINISTRATIVE QUESTIONNAIRE" shall mean an administrative questionnaire in a form supplied by the Administrative Agent.

                  "AFFILIATE" shall mean, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, siblings, spouse, children, stepchildren, nephews, nieces and grandchildren) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "CONTROL" (including, with correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), PROVIDED that, in any event, any Person which owns directly or indirectly more than 5% of the securities having ordinary voting power for the election of directors or other governing body of a corporation or more than 5% of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation and (b) Subsidiaries shall be deemed not to be Affiliates of the Company or any of the other Subsidiaries.

                  "ALTERNATE BASE RATE" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "APPLICABLE COMMITMENT FEE RATE" shall mean, at any time, the percentage per annum set forth in the schedule below opposite the Pricing Level in effect at such time:



----------------------- ---------------------------------------------

      PRICING LEVEL             APPLICABLE COMMITMENT FEE RATE

----------------------- ---------------------------------------------

         LEVEL 6                            0.500%
         -------

                                                               4

----------------------------------------- --------------------------------------
Greater than or equal to 5.50 to 1.00
----------------------------------------- --------------------------------------

                    LEVEL 5                          0.500%
                    -------

Less than 5.50 to 1.00 and
greater than or equal to 5.25 to 1.00

----------------------------------------- --------------------------------------

                    LEVEL 4                          0.500%
                    -------

Less than 5.25 to 1.00 and
greater than or equal to 4.50 to 1.00

----------------------------------------- --------------------------------------

                    LEVEL 3                          0.375%
                    -------

Less than 4.50 to 1.00 and
greater than or equal to 3.75 to 1.00

----------------------------------------- --------------------------------------

                    LEVEL 2                          0.375%
                    -------

Less than 3.75 to 1.00 and
greater than or equal to 3.25 to 1.00

----------------------------------------- --------------------------------------

                    LEVEL 1                          0.375%
                    -------

Less than 3.25 to 1.00

----------------------------------------- --------------------------------------

         For purposes of this definition, the "Pricing Level" in effect at any time shall be the level (either Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6) indicated in the schedule set forth in the definition of "Applicable Margin" in this Section 1.01 corresponding to the Applicable Leverage Ratio in effect at such time; PROVIDED, that for the first six months following the Effective Date, only levels 4 through 6 shall be available.

                  "APPLICABLE L/C PERCENTAGE" shall mean, at any time, the Applicable Margin in effect at such time with respect to Eurocurrency Loans (irrespective of whether at the time any Eurocurrency Loan is outstanding).

                  "APPLICABLE LENDING OFFICE" for each Lender and for each Type of Loan, the lending office of such Lender (or of an affiliate of such Lender) designated for such Type of Loan in the Administrative Questionnaire of such Lender or such other lending office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

                  "APPLICABLE LEVERAGE RATIO" shall mean, at any time, the Leverage Ratio as at the end of the most recent fiscal quarter of the Company in respect of which financial statements have been delivered by the Company pursuant to either Section 9.01(a) or 9.01(b) hereof; PROVIDED, that no change in the Applicable Leverage Ratio will take effect until the date five Business Days following receipt by the Administrative Agent of the applicable financial statements.

                  "APPLICABLE MARGIN" shall mean the rate for the respective Type of Loan set forth below opposite the level (either Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6) indicated in the schedule set forth below corresponding to the Applicable Leverage Ratio in effect at such time; PROVIDED, that for the first six months following the Effective Date, only levels 4 through 6 shall be available:


----------------------------------------------- -------------------------------------------
                   Range of Applicable
                     Leverage Ratio                       Applicable Margin
----------------------------------------------- ------------------ ------------------------

                                                  ABR                     Eurocurrency
                                                 Loans                        Loans
----------------------------------------------- ------------------ ------------------------
                         LEVEL 6
                                                 1.50%                        2.50%
Greater than or equal to 5.50 to 1.00
----------------------------------------------- ------------------ ------------------------
                         LEVEL 5

Less than 5.50 to 1.00 and                       1.25%                        2.25%
greater than or equal to 5.25 to 1.00
----------------------------------------------- ------------------ ------------------------
                         LEVEL 4

Less than 5.25 to 1.00 and                       1.00%                        2.00%
greater than or equal to 4.50 to 1.00
----------------------------------------------- ------------------ ------------------------
                         LEVEL 3

Less than 4.50 to 1.00 and                       0.75%                        1.75%
greater than or equal to 3.75 to 1.00
----------------------------------------------- ------------------ ------------------------
                         LEVEL 2

Less than 3.75 to 1.00 and                       0.50%                        1.50%
greater than or equal to 3.25 to 1.00
----------------------------------------------- ------------------ ------------------------
                         LEVEL 1
                                                 0.25%                        1.25%
Less than 3.25 to 1.00
----------------------------------------------- ------------------ ------------------------

                  "BANKRUPTCY CODE" shall mean the United States Bankruptcy Code, as now or hereafter in effect, or any successor statute.

                  "BASIC DOCUMENTS" shall mean this Agreement, the Notes, the Letter of Credit Documents, the Company Guaranty, the Subsidiary

         Guaranty and the Security Documents.

                  "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

                  "BORROWER" shall mean the Company or any Subsidiary Borrower (other than the Canadian Borrower), as the context may require, and their respective successors, and "Borrowers" means all of the foregoing. As the context may require, the terms "Borrower" and "Borrowers" include the Company in its capacity as guarantor of the obligations of the other Borrowers hereunder. When used with reference to a Loan, references to the "Borrower" are to the particular Borrower to which such Loan is made or proposed to be made.

                  "BUSINESS DAY" shall mean any day other than a day on which commercial banks are authorized or required to close in New York City or Boston, Massachusetts and, where such term is used in the definition of "Quarterly Date" in this Section 1.01 or if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a conversion of or into, or an Interest Period for, a Eurocurrency Loan or a notice with respect to any such borrowing, payment, prepayment, conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "CALCULATION DATE" shall mean any Business Day as the Administrative Agent shall elect, but in any event, at least once each calendar month. So long as no Event of Default has occurred and is continuing, the Administrative Agent shall, to the extent practicable, select the FIRST day of each Interest Period applicable to Multi-Currency Loans as Calculation Dates.

                  "CANADIAN BORROWER PLEDGE AGREEMENT" shall mean a pledge agreement substantially in the form of Exhibit F hereto between the Canadian Borrower and the Canadian Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "CANADIAN COMMITMENTS" shall have the meaning assigned to such term in Annex A hereto.

                  "CANADIAN DOLLARS" shall have the meaning assigned to such term in Annex A hereto.

                  "CANADIAN LENDERS" shall have the meaning assigned to such term in the Preamble hereto.

                  "CANADIAN PENSION PLAN" shall mean any plan, program, arrangement or understanding that is a pension plan for the purposes of any applicable pension benefits or tax laws of Canada (whether or not registered under any such laws) which is maintained or contributed to by (or to which there is or may be an obligation to contribute of), any Company or any Subsidiary of the Company in respect of any person's employment in Canada or a province or territory thereof with the Company or any Subsidiary of the Company and all related agreements, arrangements and understandings in respect of, or related to, any benefits to be provided thereunder or the effect thereof on any other compensation or remuneration of any employee.

                  "CANADIAN SECURITY DOCUMENTS" shall mean the Canadian Borrower Pledge Agreement and all other security documents hereafter delivered to the Canadian Administrative Agent granting a Lien on the stock of the Canadian Borrower or any other Canadian Subsidiary to secure the obligations and liabilities of the Canadian Borrower hereunder and under any of the other Loan Documents or to secure any guarantee by any Canadian Subsidiary of any such obligations and liabilities.

                  "CANADIAN SUBSIDIARY" shall mean a Subsidiary incorporated under the laws of Canada or any province or territory thereof.

                  "CAPITAL EXPENDITURES" shall mean capital expenditures by the Company or any of its Subsidiaries during the relevant period determined in accordance with GAAP.

                  "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

                  "CAPITAL STOCK" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock or other ownership interests, including, without limitation, all common stock and all preferred stock.

                  "CASUALTY EVENT" shall mean, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

                  "CHASE" shall mean The Chase Manhattan Bank and its successors.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "CHANGE OF CONTROL" shall mean that:

                  (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Principal Stockholders (or any of them), is or becomes the "beneficial owner" (as defined in Rules 1 3d-3 and 1 3d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of all classes of Voting Stock of the Company, or

                  (b) in any consecutive 25-month period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of at least 66-2/3% of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

                  (c) the Company shall be required pursuant to the provisions of the Senior Subordinated Debt Documents (or any other agreement or instrument relating to or providing for any other Subordinated Indebtedness) to redeem or repurchase, or make an offer to redeem or repurchase, all or any portion of the Senior Subordinated Debt (or such Subordinated Indebtedness, as the case may be) as a result of a change of control (however defined).

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

                  "COLLATERAL ACCOUNT" shall mean a cash collateral account in the name and under the control of the Administrative Agent maintained in accordance with the terms of the Security Documents.

                  "COMMITMENT PERIOD" shall mean the period from and including the Effective Date to but not including the Commitment Termination Date.

                  "COMMITMENTS" shall mean the US$ Commitments, the US$-Canadian Commitments, the Multi-Currency Commitments and, for all purposes other than Sections 2, 3, 4, 5 and 6 hereof, the Canadian Commitments.

                  "COMMITMENT TERMINATION DATE" shall mean January 31, 2005 (or, if such day is not a Business Day, the next preceding Business Day).

                  "COMPANY" shall mean (a) until the Pierce Merger, Iron Mountain Incorporated, a Delaware corporation, and (b) thereafter, Iron Mountain Incorporated (formerly Pierce Leahy Corp.), a Pennsylvania Corporation, as successor to Iron Mountain Incorporated.

                  "COMPANY GUARANTY" shall mean a guaranty, in substantially the form of Exhibit C hereto, as said agreement shall be modified and supplemented and in effect from time to time. Pursuant to the Company Guaranty, the Company shall guaranty the obligations of the Canadian Borrower and all other Borrowers under the Basic Documents.

                  "COMPANY PLEDGE AGREEMENT" shall mean a pledge agreement substantially in the form of Exhibit D hereto between the Company and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "CONSOLIDATED NET TANGIBLE ASSETS" shall mean at any date the assets of the Company and its Subsidiaries determined on such date on a consolidated basis, LESS goodwill and other intangible assets.

                  "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code.

                  "CURRENCY EXCHANGE AGREEMENT" shall mean a currency exchange agreement or similar arrangement between the Company and one or more of the Lenders.

                  "C$ LOAN" shall have the meaning assigned to such term in Annex A hereto.

                  "DEFAULT" shall mean an Event of Default or an event which with notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DE MINIMUS EXCLUDED SUBSIDIARY" shall mean an Excluded Subsidiary designated as such by the Company, PROVIDED, that after giving effect to such designation, the aggregate net tangible assets of the Excluded Subsidiaries so designated does not exceed 1% of Consolidated Net Tangible Assets.

                  "DOLLAR EQUIVALENT" shall mean, on any date of determination, with respect to any amount in any Multi-Currency or Canadian Dollars, the equivalent in Dollars of such amount, determined by the Administrative Agent or the Canadian Administration Agent using the Exchange Rate with respect to such Multi-Currency or Canadian Dollars then in effect, in the case of any such Multi-Currency as determined pursuant to Section 2.09.

                  "DOLLARS", "US$" and "$" shall mean lawful money of the United States of America.

                  "EBITDA" shall mean, for any period, the sum (without duplication), determined on a consolidated basis for the Company and its Subsidiaries, of (a) net income for such period PLUS (b) to the extent deducted in determining net income for such period, the sum of
         (i) depreciation and amortization (including deferred financing costs, organization costs, goodwill and non-compete amortization) for such period, (ii) other non-cash expenses for such period, (iii) Interest Expense for such period, (iv) provision for income taxes for such period, (v) extraordinary, unusual or non-recurring losses or other items (including without limitation losses arising from any natural disasters) for such period determined in accordance with GAAP, (vi) non-compete expenses for such period to the extent not capitalized in accordance with GAAP and (vii) losses on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provisions for taxes thereon MINUS (c) to the extent included in the calculation of net income for such period, the sum of (i) other income (including interest income) for such period, (ii) extraordinary, unusual or non-recurring gains or other items for such period determined in accordance with GAAP and (iii) gains on sales of fixed assets not in the ordinary course of business for such period after giving effect to any related charges for, reductions of or provisions for taxes thereon.

                  For the purposes of calculating the ratios set forth in Sections 9.09, 9.10 and 9.11 there may, at the Company's option (such option to be consistently applied with respect to each transaction), be included in EBITDA for any relevant period, on a PRO FORMA basis (adjusted to give effect to expenses that will not be ongoing), the net income (and the additions and subtractions thereto referred to above) for such period of any Person (or assets) acquired after the commencement of such period in connection with (i) the Pierce Merger and (ii) any Permitted Acquisition or any acquisition pursuant to
         Section 9.14(viii)(b) hereof having Acquisition Consideration, in the case of any such Permitted Acquisition, or an aggregate amount of consideration paid, in the case of such acquisition pursuant to Section 9.14(viii)(b) hereof, of more than $500,000. The net income (and the related additions and subtractions) of the Person or assets acquired pursuant to such acquisition for such period shall be calculated by reference to the most recent available quarterly financial statements of the acquired business, annualized.

                  "EFFECTIVE DATE" shall have the meaning assigned to such term in Section 7.02 hereof.

                  "ELECTION TO PARTICIPATE" shall mean an election to participate substantially in the form of Exhibit I hereto.

                  "ELECTION TO TERMINATE" shall mean an election to terminate substantially in the form of Exhibit J hereto.

                  "ENVIRONMENTAL LAWS" shall mean any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses or other governmental restrictions, contracts, indemnities, assumptions of liability or agreements relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

                  "ENVIRONMENTAL LIABILITIES" shall mean all liabilities of the Company and each Subsidiary, whether vested or unvested, contingent or fixed, actual or potential which arise under or relate to Environmental Laws.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EUROCURRENCY BASE RATE" shall mean, (a) with respect to any Eurocurrency Loans denominated in Dollars, Canadian Dollars or euros, the rate per annum determined by the Administrative Agent to be the average of the rates quoted by the Reference Lenders at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the day two Business Days prior to the first day of the Interest Period for such Loans for the offering by the Reference Lenders to leading banks in the London interbank market of deposits in Dollars, Canadian Dollars or euros having a term comparable to such Interest Period and in an amount comparable to the principal amount of the respective Eurocurrency Loans of the Reference Lenders to which such Interest Period relates. If any Reference Lender is not participating in any Eurocurrency Loans during the Interest Period therefor (pursuant to
         Section 6.04 hereof or for any other reason), the Eurocurrency Base Rate for such Loans for such Interest Period shall be determined by reference to the amount of the Loan which such Reference Lender would have made had it been participating in such Loans. If any Reference Lender does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Lender or Lenders or, if none of such quotations is available on a timely basis, the provisions of Section 6.02 shall apply and (b) with respect to Eurocurrency Loans denominated in Pounds Sterling, the rate per annum determined by the Administrative Agent to be the average of the rates quoted by the Reference Lenders at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the day two Business Days prior to the first day of the Interest Period for such Loans for the offering by the Reference Lenders to leading banks in the Paris interbank market of deposits in Pounds Sterling having a term comparable to such Interest Period and in an amount comparable to the principal amount of the respective Eurocurrency Loans of the Reference Lenders to which such Interest Period relates. If any Reference Lender is not participating in any Eurocurrency Loans during the Interest Period therefor (pursuant to Section 6.04 hereof or for any other reason), the Eurocurrency Base Rate for such Loans for such Interest Period shall be determined by reference to the amount of the Loan which such Reference Lender would have made had it been participating in such Loans. If any Reference Lender does not furnish a timely quotation, the Administrative Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Lender or Lenders or, if none of such quotations is available on a timely basis, the provisions of Section 6.02 shall apply.

                  "EUROCURRENCY LOANS" shall mean Loans the interest on which is determined on the basis of rates referred to in the definition of "Eurocurrency Base Rate" in this Section 1.01.

                  "EUROCURRENCY RATE" shall mean, for any Eurocurrency Loans, a rate per annum (rounded upwards, if necessary, to the nearest 1/32 of 1%) determined by the Administrative Agent to be equal to (i) the Eurocurrency Base Rate for such Loans for the Interest Period for such Loans divided by (ii) 1 minus the Reserve Requirement for such Loans.

                  "EUROS" shall mean the single currency of the European Union as constituted by the Treaty on the European Union.

                  "EVENTS OF DEFAULT" shall have the meaning assigned to such term in Section 10.01 hereof.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "EXCHANGE RATE" shall mean with respect to any Multi-Currency on a particular date, the rate at which such Multi-Currency may be exchanged into Dollars in London on a spot basis, as set forth on the display page of the Reuters System applicable to such Multi-Currency as reasonably determined by the Administrative Agent. In the event that such rate does not appear on any Reuters display page, the Exchange Rate with respect to such Multi-Currency shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Company or, in the absence of such agreement, such Exchange Rate shall instead be determined by reference to the Administrative Agent's spot rate of exchange quoted to prime banks in London in the London interbank market where its foreign currency exchange operations in respect of such Multi-Currency are then being conducted, at or about noon, local time, at such date for the purchase of Dollars with such Multi-Currency, for delivery on a spot basis; PROVIDED, HOWEVER, that if at the time of any such determination, for any reason, no such spot rate is being quoted and no other methods for determining the Exchange Rate can be determined as set forth above, the Administrative Agent may use any reasonable method it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error.

                  "EXCLUDED SUBSIDIARY" shall mean any Subsidiary of the Company principally engaged in the records and information management business or related activities organized outside of the United States of America.

                  "EXCLUDED SUBSIDIARY MATERIAL ADVERSE CHANGE" shall mean the occurrence of a material adverse change in the business, assets, property, condition (financial or otherwise) or prospects of the Excluded Subsidiaries, taken as a whole.

                  "EXISTING CREDIT AGREEMENT" shall have the meaning assigned to such term in the Recitals.

                  "EXISTING LETTERS OF CREDIT" shall mean, collectively, all letters of credit identified on Schedule IV hereto and outstanding on the Effective Date.

                  "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FIXED CHARGES" shall mean for any period the sum of (i) Scheduled Amortization for such period PLUS (ii) Interest Expense for such period PLUS (iii) 50% of the total Capital Expenditures (total Capital Expenditures being calculated for this purpose to exclude replacement Capital Expenditures made with the proceeds of insurance) for such period PLUS (iv) the aggregate amount of non-compete expenses for such period to the extent not capitalized in accordance with GAAP.

                  "FOREIGN SUBSIDIARY BORROWER" shall mean the Canadian Borrower and any other Subsidiary Borrower which is organized and existing under the laws of any jurisdiction outside the United States of America.

                  "FUNDED INDEBTEDNESS" shall mean, without duplication, (a) Indebtedness (other than in respect of Synthetic Lease Obligations) that matures or otherwise becomes due more than one year after the incurrence thereof or is extendible, renewable or refundable, at the option of the obligor, to a date more than one year after the incurrence thereof (including the current portion thereof), (b) Indebtedness outstanding hereunder and (c) Synthetic Lease Obligations and any Guarantees by the Company thereof.

                  "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America consistently applied.

                  "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GUARANTY" by any Person shall mean any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise, other than agreements to purchase goods at an arm's length price in the ordinary course of business) or (ii) entered into for the purpose of assuring in any other manner the holder of such Indebtedness of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), PROVIDED that the term Guaranty shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

                  "HAZARDOUS SUBSTANCES" shall mean any toxic, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, including any substance regulated under Environmental Laws.

                  "HEDGING AGREEMENT" shall mean any Interest Rate Agreement, Currency Exchange Agreement or security agreement between the Company and one or more of the Lenders or between the Company and one or more financial institutions other than a Lender as approved by the Administrative Agent.

                  "INDEBTEDNESS" shall mean, as to any Person (determined without duplication):

                           (i) indebtedness of such Person for borrowed money
                  (whether by loan or the issuance and sale of debt securities) or for the deferred purchase or acquisition price of property or services (including amounts payable under agreements not to compete and other similar arrangements), other than accounts payable (other than for borrowed money) incurred in the ordinary course of business and accrued expenses incurred in the ordinary course of business;

                           (ii) obligations of such Person in respect of letters
                  of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;

                           (iii) Capital Lease Obligations and Synthetic Lease
                  Obligations of such Person;

                           (iv) obligations of such Person to redeem or
                  otherwise retire shares of Capital Stock of such Person;

                           (v) for purposes of Section 10.01(b) only,
                  indebtedness of such Person under any Hedging Agreement;

                           (vi) indebtedness of others of the type described in
                  clauses (i) through (v) above secured by a Lien on the property of such Person, whether or not the respective obligation so secured has been assumed by such Person; and

                           (vii) indebtedness of others of the type described in
                  clauses (i) through (v) above Guaranteed by such Person.

         Notwithstanding anything to the contrary contained in clause (i) of the preceding sentence, indebtedness of any Person in respect of amounts payable under an agreement not to compete shall be the amount carried on the balance sheet of such Person in respect of such agreement in accordance with GAAP.

                  "INTEREST EXPENSE" shall mean, for any period, the sum (determined without duplication) of the aggregate amount of interest accruing during such period on Indebtedness of the Company and its Subsidiaries (on a consolidated basis), including the interest portion of rental or similar payments under Capital Lease Obligations and Synthetic Leases and any capitalized interest, and excluding amortization of debt discount and expense and interest paid in kind.

                  "INTEREST PERIOD" shall mean, with respect to any Eurocurrency Loans, the period commencing on the date such Loans are made or converted from ABR Loans or the last day of the next preceding Interest Period with respect to such Loans and ending on the numerically corresponding day in the first, second, third, sixth or (if acceptable to all Lenders) twelfth calendar month thereafter, as the Company may select as provided in Section 5.05 hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing:

                           (i) if any Interest Period would otherwise end after
                  the Commitment Termination Date, such Interest Period shall end on the Commitment Termination Date;

                           (ii) each Interest Period that would otherwise end on
                  a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and

                           (iii) notwithstanding clause (i) above, no Interest
                  Period shall have a duration of less than one month and, if the Interest Period for any Eurocurrency Loan would otherwise be a shorter period, such Loans shall not be available hereunder for such period.

                  "INTEREST RATE AGREEMENT" shall mean (i) an interest rate swap agreement, interest rate cap agreement or similar arrangement between the Company and one or more of the Lenders or (ii) an interest rate swap agreement, interest rate cap agreement or similar arrangement between the Company and one or more financial institutions (other than a Lender) approved by the Administrative Agent (which approval shall not be unreasonably withheld) pursuant to which the Company is not required in the absence of default to make any payments other than initial fees.

                  "INVESTMENTS" shall have the meaning assigned to such term in
         Section 9.14 hereof .

                  "ISSUING BANK" shall mean Chase or any Affiliate thereof or, with respect to any Existing Letter of Credit, any other Lender so designated with the consent of such other Lender, Chase and the Company.

                  "LENDERS" shall mean the US$ Lenders, the US$-Canadian Lenders, the Multi-Currency Lenders and, for all purposes other than Sections 3, 4, 5 (other than 5.08(b), 5.08(c) and 5.09) and 6 hereof, the Canadian Lenders.

                  "LETTER OF CREDIT DOCUMENTS" shall mean, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

                  "LETTER OF CREDIT LIABILITY" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn stated amount of such Letter of Credit PLUS (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Company at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.08 hereof, and the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Lenders other than the Issuing Bank of their participation interests under said Section 2.08.

                  "LETTERS OF CREDIT" shall have the meaning assigned to such term in Section 2.08 hereof.

                  "LEVERAGE RATIO" shall have the meaning assigned to such term in Section 9.09 hereof.

                  "LIEN" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Company and each of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "LIQUID INVESTMENTS" shall mean:

                           (i) certificates of deposit maturing within 90 days
                  of the acquisition thereof denominated in Dollars and issued by (X) a Lender or (Y) a bank or trust company having combined capital and surplus of at least $500,000,000 and which has (or which is a Subsidiary of a bank holding company which has) publicly traded debt securities rated A or higher by Standard & Poor's Ratings Services or A-2 or higher by Moody's Investors Service, Inc.;

                           (ii) repurchase obligations with a term of not more
                  than seven days for underlying securities of the types described in clause (i) above entered into with (x) any Lender or (y) any bank or trust company meeting the qualifications specified in clause (i)(Y) above;

                           (iii) obligations issued or guaranteed by the United
                  States of America, with maturities not more than one year after the date of issue;

                           (iv) commercial paper with maturities of not more
                  than 90 days and a published rating of not less than A-2 and P-2 (or the equivalent rating); and

                           (v) investments in money market funds substantially
                  all of whose assets are comprised of securities and other obligations of the types described in clauses (i) through (iv) above.

                  "LOANS" shall mean the US$ Loans, the US$-Canadian Loans, the Multi-Currency Loans and, for all purposes other than Sections 3, 4, 5 and 6 hereof, the C$ Loans.

                  "MAJORITY LENDERS" shall mean Lenders having at least 51% of the aggregate amount of the Commitments (or, if the Commitments shall have terminated, the aggregate unpaid principal amount of Loans and Letter of Credit Liabilities).

                  "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (b) the validity or enforceability of any of the Basic Documents, (c) the rights and remedies of the Lenders and the Administrative Agent under any of the Basic Documents or the Senior Subordinated Debt Documents or (d) the timely payment of the principal of or interest on the Loans or the Reimbursement Obligations or other amounts payable in connection therewith.

                  "MULTI-CURRENCY" shall mean each of Pounds Sterling, euros or Dollars.

                  "MULTI-CURRENCY COMMITMENT" shall mean, as to each Multi-Currency Lender, the obligation of such Multi-Currency Lender to make Multi-Currency Loans, and to issue or participate in Letters of Credit pursuant to Section 2.08 hereof, in an aggregate principal or stated amount at any one time outstanding up to but not exceeding the amount set forth opposite such Multi-Currency Lender's name on Schedule I hereto under the caption "Multi-Currency Commitment"(expressed in Dollars) or, in the case of a Person that is party to an assignment permitted under Section 12.06 hereof after the Effective Date, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.02 or 3.02 hereof and may be increased from time to time pursuant to Section 12.11). The original aggregate amount of the Multi-Currency Commitments is $100,000,000.

                  "MULTI-CURRENCY LOAN" shall have the meaning assigned to such term in Section 2.01.

                  "MULTI-CURRENCY LOANS (DOLLAR EQUIVALENT)" shall mean the Dollar Equivalent of the relevant Multi-Currency Loans.

                  "MULTI-CURRENCY PAYMENT AGENT" shall mean the London branch office of Chase.

                  "MULTI-CURRENCY PERCENTAGE" shall mean, with respect to any Multi-Currency Lender at any time, the ratio (expressed as a percentage) of (a) the amount of the Multi-Currency Commitment of such Multi-Currency Lender at such time to (b) the aggregate amount of the Multi-Currency Commitments of all of the Multi-Currency Lenders at such time.

                  "MULTIEMPLOYER PLAN" shall mean at any time an employee pension benefit plan within the meaning of Section 4001 (a)(3) of ERISA to which the Company or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the Controlled Group during such five year period.

                  "NET CASH PROCEEDS" shall mean, in each case as set forth in a statement in reasonable detail delivered to the Administrative Agent:

                           (a) with respect to the disposition of any asset by
                  the Company or any of its Subsidiaries, the excess, if any, of
                  (i) the cash received in connection with such disposition over
                  (ii) the sum of (A) the principal amount of any Indebtedness which is secured by such asset and which is required to be repaid in connection with the disposition thereof, PLUS (B) the reasonable out-of-pocket expenses incurred by the Company or such Subsidiary, as the case may be, in connection with such disposition, PLUS (C) provision for taxes, including income taxes, attributable to the disposition of such asset;

                           (b) with respect to the issuance of any Indebtedness
                  of the Company or any its Subsidiaries the gross proceeds received by the Company or such Subsidiary from such issuance less all reasonable legal expenses, discounts and commissions and other fees and expenses incurred or to be incurred and all federal, state, local and foreign taxes assessed or to be assessed in connection therewith; and

                           (c) in the case of any Casualty Event, the aggregate
                  amount of proceeds of insurance, condemnation awards and other compensation received by the Company and its Subsidiaries in respect of such Casualty Event net of (i) reasonable expenses incurred by the Company and its Subsidiaries in connection therewith and (ii) contractually required repayments of Indebtedness to the extent secured by a Lien on such property and any income and transfer taxes payable by the Company or any of its Subsidiaries in respect of such Casualty Event.

                  "1996 SENIOR SUBORDINATED DEBT" shall mean the Indebtedness of the Company in respect of the 10-1/8% Senior Subordinated Notes of the Company due October 1, 2006 issued pursuant to the 1996 Senior Subordinated Debt Indenture.

                  "1997 SENIOR SUBORDINATED DEBT" shall mean Indebtedness of the Company in respect of the 8-3/4% Senior Subordinated Notes of the Company due September 30, 2009 issued pursuant to the 1997 Senior Subordinated Debt Indenture.

                  "1999 SENIOR SUBORDINATED DEBT" shall mean Indebtedness of the Company in respect of the 8-1/4% Senior Subordinated Notes of the Company due July 1, 2011 issued pursuant to the 1999 Senior Subordinated Debt Indenture.

                  "1996 SENIOR SUBORDINATED DEBT INDENTURE" shall mean the Indenture dated as of October 1, 1996 among the Company and First Bank National Association, as Trustee, as the same may be amended or modified, without prejudice to the provisions of Section 9.19 hereof.

                  "1997 SENIOR SUBORDINATED DEBT INDENTURE" shall mean the indenture dated as of October 24, 1997 among the Company, certain of its Subsidiaries and The Bank of New York, as Trustee, as the same may be amended or modified, without prejudice to the provisions of Section
         9.19 hereof.

                  "1999 SENIOR SUBORDINATED DEBT INDENTURE" shall mean the indenture dated as of April 26, 1999 among the Company, certain of its Subsidiaries and The Bank of New York, as Trustee, as the same may be amended or modified, without prejudice to the provisions of Section
         9.19 hereof.

                  "NOTES" shall mean the promissory notes provided for by
         Section 2.06 hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "OBLIGOR" shall mean, collectively, the Company, the Canadian Borrower, each other Borrower and each of the Subsidiary Guarantors.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED ACQUISITION" has the meaning set forth in Section
                   9.12.

                  "PERMITTED INDEBTEDNESS" shall mean, without duplication:

                           (i)  Seller Indebtedness;

                           (ii)  Indebtedness secured by Permitted Mortgages;

                           (iii) Indebtedness in respect of agreements not to compete;

                           (iv)  Capitalized Lease Obligations;

                           (v) Indebtedness consisting of reimbursement
                  obligations in respect of letters of credit issued by any bank for the account of the Company or any of its Subsidiaries, the aggregate amount available to be drawn under which may not exceed $5,000,000 at any time;

                           (vi) Indebtedness in respect of any Hedging Agreement
                  permitted under Section 9.25 hereof;

                           (vii) Indebtedness of the Company in an aggregate
                  outstanding principal amount not at any time exceeding $20,000,000;

                           (viii) any Guaranty by the Company of Indebtedness of
                  Excluded Subsidiaries in an aggregate outstanding principal amount not at any time exceeding $10,000,000;

                           (ix) any guaranty by the Company of Indebtedness
                  incurred pursuant to the foregoing clauses (ii), (iii), (iv) or (v) by a Subsidiary of the Company;

                           (x)  Acquired Debt of the Company or any Subsidiary;

                           (xi) Indebtedness of the Company to any Subsidiary or
                  of any Subsidiary to any other Subsidiary; and

                           (xii) Indebtedness of any Excluded Subsidiary to any
                  minority shareholder or partner in such Excluded Subsidiary, PROVIDED, that such Indebtedness is not Funded Indebtedness and the principal amount of such Indebtedness is no more than proportional to the Indebtedness of such Excluded Subsidiary to the Company and its other Subsidiaries (based upon the respective ownership interests in such Excluded Subsidiary);

         PROVIDED, that Permitted Indebtedness incurred pursuant to the foregoing clauses (i) and (iii) may be incurred only in connection with Permitted Acquisitions.

                  "PERMITTED MORTGAGE" means any mortgage subjecting property of any Subsidiary of the Company to a Lien where (i) the outstanding Capital Stock of such Subsidiary has been pledged to the Administrative Agent for the benefit of the Lenders pursuant to the Company Pledge Agreement, the Canadian Borrower Pledge Agreement, the Subsidiary Pledge Agreement or another pledge agreement that is in form and substance reasonably acceptable to the Administrative Agent, (ii) the Company shall agree, for the benefit of the Administrative Agent and the Lenders, not to permit any Subsidiary owning any interest in such property to create, incur or suffer to exist any Indebtedness other than Indebtedness permitted hereunder (determined without giving effect to clause (ii) of the definition of "Permitted Indebtedness" in this
         Section 1.01) and other Indebtedness
         secured by such mortgage, (iii) such mortgage (and the other documentation, if any, relating thereto) does not contain any cross-default provisions referring to any other indebtedness of the Company or its Subsidiaries and (iv) such mortgage (and the other documentation, if any, relating thereto) does not contain any covenants subjecting the Company or its Subsidiaries to financial tests of any nature.

                  "PERSON" shall mean an individual, a corporation, a company, a voluntary association, a partnership, a limited liability company, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

                  "PIERCE" shall have the meaning assigned to such term in the Recitals.
                  "PIERCE MERGER" shall have the meaning assigned to such term in the Recitals.

                  "PIERCE 1996 SENIOR SUBORDINATED NOTES" shall mean the 11-1/8% Senior Subordinated Notes due 2006 of Pierce in an aggregate original principal amount of US$200,000,000 issued pursuant to the Pierce 1996 Senior Subordinated Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
         Section 9.19 hereof.

                  "PIERCE 1997 SENIOR SUBORDINATED NOTES" shall mean the 9-1/8% Senior Subordinated Notes due 2007 of Pierce in an aggregate original principal amount of US$120,000,000 issued pursuant to the Pierce 1997 Senior Subordinated Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with
         Section 9.19 hereof.

                  "PIERCE 1998 SENIOR NOTES" shall mean the 8-1/8% Senior Notes due 2008 of Pierce Leahy Canada Company in an aggregate original principal amount of US$135,000,000 issued pursuant to the Pierce 1998 Senior Notes Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 9.19 hereof.

                  "PIERCE 1996 SENIOR SUBORDINATED NOTES INDENTURE": the Senior Subordinated Notes Indenture, dated as of July 15, 1996, between Pierce and United States Trust Company of New York, as trustee, as amended, supplemented or otherwise modified from time to time in accordance with
         Section 9.19 hereof.

                  "PIERCE 1997 SENIOR SUBORDINATED NOTES INDENTURE": the Senior Subordinated Notes Indenture, dated as of July 7, 1997 between Pierce and The Bank of New York, as trustee, as amended, supplemented or otherwise modified from time to time in accordance with Section 9.19 hereof.

                  "PIERCE 1998 SENIOR NOTES INDENTURE": the Senior Notes Indenture, dated as of April 7, 1998 between the Canadian Borrower, Pierce and The Bank of New York, as trustee, as amended, supplemented or otherwise modified from time to time in accordance with Section 9.19 hereof.

                  "PLAN" shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (a) maintained by the Company or any member of the Controlled Group for employees of the Company or any member of the Controlled Group or (b)maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Company or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.


                  "POST-DEFAULT RATE" shall mean a rate equal to the sum of 2% PLUS the higher of (i) the rate of interest applicable to ABR Loans and
         (ii) in the case of any Loan, the rate of interest (if any) otherwise applicable to such Loan.

                  "POUNDS STERLING" shall mean the lawful currency of the United Kingdom

                  "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "PRINCIPAL STOCKHOLDERS" shall mean each of Vincent J. Ryan, Schooner Capital Corporation, C. Richard Reese, Eugene B. Doggett, J. Peter Pierce, Leo W. Pierce, Sr., B. Thomas Golisano, Kent P.
         Dauten and their respective Affiliates.

                   "QUARTERLY DATES" shall mean the last Business Day of each March, June, September and December.

                  "RCRA" means the Resource Conservation and Recovery Act, as amended.

                  "RECOVERY EVENT" shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Company or any of its Subsidiaries.

                  "REFERENCE LENDERS" shall mean each of Chase and such other Lenders as the Administrative Agent may from time to time designate with the consent of the Company, such consent not to be unreasonably withheld.

                  "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

                  "REGULATORY CHANGE" shall mean, with respect to any Lender, any change on or after the date of this Agreement in United States federal, state or foreign laws or regulations, including Regulation D, or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of lenders including such Lender of or under any United States federal or state, or any foreign, laws or regulations

         (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "REIMBURSEMENT OBLIGATIONS" shall mean, at any time, the obligations of the Company then outstanding to reimburse amounts paid by the Issuing Bank in respect of any drawings under a Letter of Credit.

                  "REINVESTMENT DEFERRED AMOUNT" shall mean with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Company or any of its Subsidiaries in connection therewith that are not applied to prepay or reduce the Commitments pursuant to Section 3.02(c).

                  "REINVESTMENT EVENT" shall mean any disposition of assets or Recovery Event in respect of which, so long as no Event of Default has occurred and is continuing, the Company has determined that it (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of such disposition of assets or Recovery Event to acquire or construct assets useful in its business.

                  "REINVESTMENT PREPAYMENT AMOUNT" shall mean with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or construct assets useful in the Company's business.

                  "REINVESTMENT PREPAYMENT DATE" shall mean with respect to any Reinvestment Event, the earlier of (a) the date occurring 365 days after such Reinvestment Event and (b) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire or construct assets useful in the Company's business with all or any portion of the relevant Reinvestment Deferred Amount.

                  "RELEASE" shall have the meaning set forth in 4 I U.S.C.
         Section 9601(22), but shall not include any "federally permitted release" as defined in 42 U.S.C. Section 9601(10). The term "Released" shall have a corresponding meaning.

                  "RESERVE REQUIREMENT" shall mean, for any Eurocurrency Loans, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Eurocurrency Rate is to be determined as provided in the definition of "Eurocurrency Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets which include Eurocurrency Loans.

                  "RESIDUAL ASSURANCES" shall mean any commitment or undertaking by the Company required as a condition to any financing made available by any Person to an Affiliate of the Company to finance the costs of construction or acquisition by such Affiliate of records management facilities (including the acquisition of real estate for development purposes), where such facility is intended to be leased to the Company or a Subsidiary of the Company, which commitment or undertaking is intended to provide such Person with an additional assurance that it will receive a minimum return under such financing (and which does not constitute a Guaranty of the principal amount of such financing); provided that no payment under any such commitment or undertaking may be made prior to February 1, 2002, and that such commitment or undertaking shall be entered into on terms and pursuant to documentation in all respects reasonably satisfactory to the Administrative Agent.

                  "RESTRICTED PAYMENT" shall mean dividends (in cash, property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any shares of any class of Capital Stock of the Company, or any payment in respect of any option or warrant to purchase any shares of any class of Capital Stock of the Company or the exchange or conversion of any shares of any class of Capital Stock of the Company for or into any obligations of or shares of any other class of Capital Stock of the Company or any other property, but excluding dividends payable solely in, or exchanges or conversions for or into, shares of common stock of the Company.

                  "SCHEDULED AMORTIZATION" shall mean, for any period, the sum (calculated without duplication) of all payments of principal of Indebtedness of the Company (other than Indebtedness hereunder) scheduled to be made during such period.

                  "SECURITY DOCUMENTS" shall mean, collectively, the Company Pledge Agreement, the Canadian Borrower Pledge Agreement, the Subsidiary Pledge Agreement and all Uniform Commercial Code financing statements and similar items required by said agreements to be filed with respect to the security interests in personal property created pursuant thereto.

                  "SELLER INDEBTEDNESS" shall mean Indebtedness incurred after the date hereof and payable to sellers in connection with Permitted Acquisitions that by its terms is subordinated to the payment of the principal of and interest on the Loans and Reimbursement Obligations.

                  "SENIOR DEBT" shall mean at any time, the aggregate principal amount of Funded Indebtedness outstanding MINUS the aggregate principal amount of Subordinated Indebtedness outstanding.

                  "SENIOR SUBORDINATED DEBT" shall mean, collectively, the 1996 Senior Subordinated Debt, the 1997 Senior Subordinated Debt, the 1999 Senior Subordinated Debt, the Pierce 1996 Senior Subordinated Notes, the Pierce 1997 Senior Subordinated Notes and the Pierce 1998 Senior Notes.

                  "SENIOR SUBORDINATED DEBT DOCUMENTS" shall mean all documents and agreements executed and delivered in connection with the original issuance of the Senior Subordinated Debt, including the Senior Subordinated Debt Indentures and the promissory notes evidencing Indebtedness thereunder, in each case as the same may be amended or modified, without prejudice to the provisions of Section 9.19 hereof.

                  "SENIOR SUBORDINATED DEBT INDENTURES" shall mean, collectively, the 1996 Senior Subordinated Debt Indenture, the 1997 Senior Subordinated Debt Indenture , the 1999 Senior Subordinated Indenture, the Pierce 1996 Senior Subordinated Notes Indenture, the Pierce 1997 Senior Subordinated Notes Indenture and the Pierce 1998 Senior Notes Indenture.

                  "SIGNING DATE" shall have the meaning assigned to such term in
         Section 7.01.

                  "STATUTORY RESERVE RATE" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which Chase is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "STOCK CONSIDERATION" shall mean, with respect to any Acquisition, the aggregate amount of consideration paid by the Company and its Subsidiaries in connection therewith consisting of the Company's common stock or with proceeds of the issuance of the Company's common stock within twelve months prior to the date of such Acquisition. For purposes hereof, the amount of Stock Consideration paid by the Company in respect of any Acquisition where the Stock Consideration consists of the Company's common stock shall be deemed to be equal to the fair market value of the Company's common stock so paid, determined in good faith by the Company at the time of such Acquisition.

                  "STOCK REPURCHASES" shall have the meaning assigned to such term in Section 9.15(ii).

                  "SUBORDINATED INDEBTEDNESS" shall mean, collectively, (a) Senior Subordinated Debt and (b) Seller Indebtedness.

                  "SUBSIDIARY" shall mean, with respect to any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership, limited liability company or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "SUBSIDIARY BORROWER" shall mean any wholly-owned Subsidiary of the Company listed on Schedule V hereto or hereafter named as such, in either case, as to which an Election to Participate shall have been delivered to the Administrative Agent and as to which an Election to Terminate shall not have been delivered to the Administrative Agent. Each such Election to Participate and Election to Terminate shall be duly executed on behalf of such Subsidiary and the Company in such number of copies as the Administrative Agent may request. The delivery of an Election to Terminate shall not affect any obligation of a Subsidiary Borrower theretofore incurred. The Administrative Agent shall promptly give notice to the Lenders of the receipt of any Election to Participate or Election to Terminate.

                  "SUBSIDIARY GUARANTOR" shall mean (i) each of the Subsidiaries of the Company listed in Part 1 of Schedule II hereto other than those Subsidiaries identified in Part 1 of Schedule II as not being a Subsidiary Guarantor and (ii) each other Subsidiary of the Company that from time to time becomes a party to the Subsidiary Guaranty or otherwise guarantees the obligations of the Company hereunder pursuant to Section 9.21.

                  "SUBSIDIARY GUARANTY" shall mean the subsidiary guaranty, in substantially the form of Exhibit B hereto, between a Subsidiary and the Administrative Agent, as said agreement shall be modified and supplemented and in effect from time to time. Pursuant to the Subsidiary Guaranty, the Subsidiary Guarantors guarantee the obligations of the Company under the Basic Documents and any Hedging Agreements with any Lender or any Affiliate thereof.

                  "SUBSIDIARY PLEDGE AGREEMENT" shall mean a pledge agreement substantially in the form of Exhibit E hereto between the Subsidiary Guarantors and the Administrative Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "SYNTHETIC LEASE" shall mean a lease of property or assets designed to permit the lessee (i) to claim depreciation on such property or assets under U.S. tax law and (ii) to treat such lease as an operating lease or not to reflect the leased property or assets on the lessee's balance sheet under GAAP.

                  "SYNTHETIC LEASE OBLIGATIONS" shall mean, with respect to any Synthetic Lease, at any time, an amount equal to the higher of (x) the aggregate termination value or purchase price or similar payments in the nature of principal payable thereunder and (y) the then aggregate outstanding principal amount of the notes or other instruments issued by, and the amount of the equity investment, if any, in, the lessor under such Synthetic Lease.

                  "TYPE" shall have the meaning assigned to such term in Section
         1.03 hereof.

                  "UNFUNDED LIABILITIES" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Company or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

                  "US$ COMMITMENT" shall mean, as to each US$ Lender, the obligation of such US$ Lender to make US$ Loans, and to issue or participate in Letters of Credit pursuant to Section 2.08 hereof, in an aggregate principal or stated amount at any one time outstanding up to but not exceeding the amount set forth opposite such US$ Lender's name on Schedule I hereto under the caption "US$ Commitment" or, in the case of a Person that is party to an assignment permitted under Section
         12.06 hereof after the Effective Date, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.02 or 3.02 hereof and may be increased from time to time pursuant to Section 12.11). The original aggregate amount of the US$ Commitments is $250,000,000.

                  "US$ COMMITMENT PERCENTAGE" shall mean, with respect to any US$ Lender at any time, the ratio (expressed as a percentage) of (a) the amount of the US$ Commitment of such US$ Lender at such time to (b) the aggregate amount of the US$ Commitments of all of the US$ Lenders at such time.

                  "US$ LOANS" shall have the meaning assigned to such term in
         Section 2.01.

                  "US$-CANADIAN COMMITMENT" shall mean, as to each US$-Canadian Lender, the obligation of such US$-Canadian Lender to make US$-Canadian Loans in an aggregate principal or stated amount at any one time outstanding up to but not exceeding the amount set forth opposite such US$-Canadian Lender's name on Schedule I hereto under the caption "US$-Canadian Commitment" or, in the case of a Person that is party to an assignment permitted under Section 12.06 hereof after the Effective Date, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced at any time or from time to time pursuant to Section 2.02 or 3.02 hereof and may be increased from time to time pursuant to Section 12.11). The original aggregate amount of the US$-Canadian Commitments is $50,000,000 minus the original aggregate amount of the Canadian Commitments.

                  "US$-CANADIAN COMMITMENT PERCENTAGE" shall mean, with respect to any US$-Canadian Lender at any time, the ratio (expressed as a percentage) of (a) the amount of the US$-Canadian Commitment of such US$-Canadian Lender at such time to (b) the aggregate amount of the US$-Canadian Commitments of all of the US$-Canadian Lenders at such time.

                  "US$-CANADIAN LOANS" shall have the meaning assigned to such term in Section 2.01.

                  "US SUBSIDIARY" means any Subsidiary Borrower which is organized and existing under the laws of any jurisdiction inside the United States of America.

                  "VOTING STOCK" shall mean, with respect to any Person, any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes has, or might have, voting power by reason of the happening of any contingency).

                  "WHOLLY-OWNED SUBSIDIARY" shall mean as to any Person, a Subsidiary of such Person all of whose outstanding shares of Capital Stock (except directors' qualifying shares) are directly or indirectly owned by such Person.

                  1.2 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP; provided that if any change in GAAP proposed after the Effective Date in itself materially affects the calculation of any financial covenant in Section 9, the Company may by notice to the Administrative Agent, or the Administrative Agent (at the request of the Majority Lenders) may by notice to the Company, require that such covenant thereafter be calculated in accordance with GAAP as in effect, and applied by the Company, immediately before such change in GAAP occurs. If such notice is given, the compliance certificates delivered pursuant to Section 9.01 after such change occurs shall be accompanied by reconciliations of the difference between the calculation set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs. To enable the ready determination of compliance with the covenants set forth in Section 9 hereof, the Company will not change from December 3 l in each year the date on which its fiscal year ends, nor from March 31, June 30 and September 30 the dates on which the first three fiscal quarters in each fiscal year end.

                  1.3 TYPES OF LOANS. Loans hereunder are distinguished by "Type". The "Type" of a Loan refers to the determination of whether such Loan is a Eurocurrency Loan or an ABR Loan.


                  Section 2.  LOANS, ETC.

                  2.1 US$ LOANS; US$-CANADIAN LOANS; MULTI-CURRENCY LOANS; C$ LOANS. Subject to the terms and conditions of this Agreement, (i) each US$ Lender severally agrees to make loans to the Borrowers in Dollars ("US$ LOANS") during the Commitment Period in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the US$ Commitment of such US$ Lender as in effect from time to time, PROVIDED that in no event shall the aggregate outstanding principal amount of all US$ Loans, together with the aggregate amount of all Letter of Credit Liabilities under the US$ Commitments outstanding, exceed the aggregate amount of the US$ Commitments as in effect from time to time, (ii) each US$-Canadian Lender severally agrees to make loans to the Borrowers in Dollars or Canadian Dollars ("US$-CANADIAN LOANS") during the Commitment Period in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the US$-Canadian Commitment of such US$-Canadian Lender as in effect from time to time, PROVIDED that in no event shall the aggregate outstanding principal amount of all US$-Canadian Loans, together with the aggregate outstanding principal amount of all C$ Loans, exceed the aggregate amount of the US$-Canadian Commitments as in effect from time to time, (iii) each Multi-Currency Lender severally agrees to make loans to the Borrowers in any Multi-Currency ("MULTI-CURRENCY LOANS") during the Commitment Period in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Multi-Currency Commitment of such Multi-Currency Lender as in effect from time to time, PROVIDED that in no event shall the aggregate outstanding principal amount of all Multi-Currency Loans, together with the aggregate amount of all Letter of Credit Liabilities under the Multi-Currency Commitments outstanding, exceed the aggregate amount of the Multi-Currency Commitments as in effect from time to time and (iv) each Canadian Lender severally agrees to make C$ Loans to the Canadian Borrower in Canadian Dollars during the Commitment Period in accordance with the terms and provisions of Annex A hereto. Subject to the terms and conditions of this Agreement, during such period the Borrowers may borrow, repay and reborrow the US$ Loans, the US$-Canadian Loans and the Dollar-denominated Multi-Currency Loans by means of ABR Loans and Eurocurrency Loans and may convert such Loans of one Type into Loans of the other Type (as provided in Section 3.02(a) hereof) or continue Eurocurrency Loans for subsequent Interest Periods. Unless otherwise provided herein, all Multi-Currency Loans other than Dollar-denominated Multi-Currency Loans shall be made, maintained and continued as Eurocurrency Loans.

                  2.2  REDUCTIONS OF COMMITMENTS.

                  (a MANDATORY. The US$ Commitments, the US$-Canadian Commitments and Multi-Currency Commitments shall terminate on the Commitment Termination Date. In addition, the US$ Commitments, the US$-Canadian Commitments and Multi-Currency Commitments shall be reduced as provided in Section 3.02(c).

                  (b OPTIONAL. The Company shall have the right to terminate or reduce the unused US$ Commitments, US$-Canadian Commitments and Multi-Currency Commitments (for which purpose use of the US$ Commitments and Multi-Currency Commitments shall be deemed to include the aggregate amount of Letter of Credit Liabilities under the US$ Commitment or the Multi-Currency Commitment, as the case may be) at any time or from time to time, provided that (i) the Company shall give notice of each such termination or reduction to the Administrative Agent as provided in Section 5.05 hereof and (ii) each partial reduction shall be in an aggregate amount at least equal to $1,000,000.

                  (c NO REINSTATEMENT. US$ Commitments, US$-Canadian Commitments and Multi-Currency Commitments once terminated or reduced may not be reinstated.

                  2.3 FEES. The Company shall pay to the Administrative Agent for the account of each US$ Lender, US$-Canadian Lender or Multi-Currency Lender commitment fees in Dollars on the daily average unused amount of such Lender's US$ Commitment, US$-Canadian Commitment or Multi-Currency Commitment, as the case may be, (for which purpose, (i) the aggregate amount of any Letter of Credit Liabilities under the US$ Commitments or the Multi-Currency Commitments shall be deemed to be a PRO RATA (based on the US$ Commitments or the Multi-Currency Commitments, as the case may be) use of each Lender's US$ Commitment or Multi-Currency Commitment, as the case may be, and (ii) the daily average amount of each US$-Canadian Lender's US$-Canadian Commitment shall be determined after giving effect to the allocation of the Canadian Commitments and the US$-Canadian Commitments pursuant to subsection 2.6 of Annex A hereto) for the period from the Effective Date to and including the earlier of the date the Commitments are terminated and the Commitment Termination Date, at a rate per annum equal to the Applicable Commitment Fee Rate in effect from time to time. Accrued commitment fees under this Section 2.03 shall be payable on the Quarterly Dates and on the earlier of the date the Commitments are terminated and the Commitment Termination Date. The Company shall pay to Chase on the Effective Date syndication, agency and additional commitment fees in the amounts heretofore mutually agreed in writing. The Company shall pay to the Administrative Agent on the Effective Date and on each anniversary thereof, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable hereunder, an annual agency fee in the amount heretofore mutually agreed in writing.

                  2.4 LENDING OFFICES. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                  2.5 SEVERAL OBLIGATIONS: REMEDIES INDEPENDENT. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender. The amounts payable by the Borrowers at any time hereunder and under the Notes to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Lender or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                  2.6 NOTES. The Loans made by each Lender under its US$ Commitment, US$-Canadian Commitment or Multi-Currency Commitment shall be evidenced by a single promissory note of the relevant Borrower (each, a "Note") in substantially the form of Exhibit A hereto, dated the Effective Date, payable to such Lender in a principal amount equal to such Commitment as in effect on the Effective Date and otherwise duly completed. Each Lender is hereby authorized by the Company to endorse on the schedule (or a continuation thereof) attached to each Note of such Lender, to the extent applicable, the date, amount and Type of and the Interest Period (if any) for each Loan made by such Lender to any Borrower under the relevant Commitment, and the date and amount of each payment or prepayment of principal of such Loan received by such Lender, provided that any failure by such Lender to make any such endorsement shall not affect the obligations of the relevant Borrower under such Note or hereunder in respect of such Loan.

                  2.7 USE OF PROCEEDS. The proceeds of the Loans shall be used for the general corporate purposes of the Company and its Subsidiaries, including, without limitation, the making of Permitted Acquisitions and capital expenditures and the refinancing of existing Indebtedness of the Company, Pierce and their Subsidiaries. Neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of the proceeds of any of the Loans or Letters of Credit.


                  2.8 LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, the US$ Commitments and the Multi-Currency Commitments may be utilized, upon the request of any Borrower, in addition to the Loans provided for by Section 2.01 hereof, by the issuance by the Issuing Bank of standby letters of credit (collectively with the Existing Letters of Credit, "LETTERS OF CREDIT") for the account of the relevant Borrower or, in the event that the Borrower is the Company, for the account of such of its Subsidiaries as the Company may specify, PROVIDED that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities under the US$ Commitments or the Multi-Currency Commitments, together with the aggregate outstanding principal amount of the US$ Loans or the Multi-Currency Loans, as the case may be, exceed the aggregate amount of the US$ Commitments or the Multi-Currency Commitments, as the case may be, as in effect from time to time, (ii) the aggregate outstanding amount of all Letter of Credit Liabilities exceed $45,000,000 and (iii) the expiration date of any Letter of Credit extend beyond the earlier of the Commitment Termination Date and the date one year following the issuance of such Letter of Credit (provided that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods, which periods shall in any event not extend beyond the Commitment Termination Date). On the Effective Date, all Existing Letters of Credit shall automatically, without any action on the part of any Person, be deemed to be Letters of Credit issued and outstanding hereunder (with the Existing Letters of Credit denominated in Dollars being deemed to be issued under the US$ Commitments and the Existing Letters of Credit denominated in other currencies being deemed to be issued under the Multi-Currency Commitments).

                  The following additional provisions shall apply to Letters of
         Credit:

                  (a Each Borrower shall give the Administrative Agent at least three Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than 5 days preceding the Commitment Termination Date) on which each Letter of Credit is to be issued and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof), the nature of the transactions or obligations proposed to be supported thereby and whether such Letter of Credit is to be issued under the US$ Commitments or the Multi-Currency Commitments. Any Letter of Credit to be issued in a currency other than Dollars shall be issued under the Multi-Currency Commitments. Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Bank of the contents thereof.

                  (b On each day during the period commencing with the issuance by the Issuing Bank of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the US$ Commitment or Multi-Currency Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's US$ Commitment Percentage or Multi-Currency Commitment Percentage, as the case may be, of the then undrawn stated amount of such Letter of Credit. Each Lender (other than the Issuing Bank) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Bank's rights and obligations under such Letter of Credit in an amount equal to such Lender's US$ Commitment Percentage or Multi-Currency Commitment Percentage, as the case may be, of such rights and obligations, and each Lender (other than the Issuing Bank) thereby shall automatically absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be unconditionally obligated to the Issuing Bank to pay and discharge when due, its US$ Commitment Percentage or Multi-Currency Commitment Percentage of the Issuing Bank's obligation to pay drawings under such Letter of Credit.


                  (c Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Bank shall promptly notify the relevant Borrower (through the Administrative Agent) of the amount to be paid by the Issuing Bank as a result of such demand and the date on which payment is to be made by the Issuing Bank to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, the relevant Borrower hereby unconditionally agrees to pay and reimburse the Administrative Agent for account of the Issuing Bank for the amount of each demand for payment under such Letter of Credit that is in substantial compliance with the provisions of such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind.

                  (d Forthwith upon its receipt of a notice referred to in paragraph (c) of this Section 2.08, the relevant Borrower shall advise the Administrative Agent whether or not such Borrower intends to borrow hereunder to finance its obligation to reimburse the Issuing Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 5.05 hereof.

                  (e Each Lender (other than the Issuing Bank) shall pay to the Administrative Agent for account of the Issuing Bank at an account in New York, New York specified by the Administrative Agent in Dollars and in immediately available funds the amount of such Lender's US$ Commitment Percentage or Multi-Currency Commitment Percentage, as the case may be, of any payment under a Letter of Credit issued under the US$ Commitments or the Multi-Currency Commitments, as the case may be, upon notice by the Issuing Bank (through the Administrative Agent) to such Lender requesting such payment and specifying such amount. Each such Lender's obligation to make such payment to the Administrative Agent for account of the Issuing Bank under this paragraph (e), and the Issuing Bank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever (other than gross negligence or wilful misconduct of the Issuing Bank), including, without limitation, the failure of any other Lender to make its payment under this paragraph (e), the financial condition of the Company or the Borrowers (or any other account party), any failure to satisfy any condition precedent to any Loan, the existence of any Default or the termination of the Commitments. Each such payment to the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender shall default in its obligation to make any such payment to the Administrative Agent for account of the Issuing Bank, for so long as such default shall continue the Administrative Agent may at the request of the Issuing Bank withhold from any payments received by the Administrative Agent under this Agreement or any Note for account of such Lender the amount so in default and, to the extent so withheld, pay the same to the Issuing Bank in satisfaction of such defaulted obligation.

                  (f Upon the making of each payment by a Lender to the Issuing Bank pursuant to paragraph (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Bank or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Bank hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender's US$ Commitment Percentage or Multi-Currency Percentage, as the case may be, in any interest or other amounts payable by the relevant Borrower hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the Issuing Bank pursuant to paragraph (g) of this Section 2.08). Upon receipt by the Issuing Bank from or for account of the relevant Borrower of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of setoff or application of proceeds of any collateral security) the Issuing Bank shall promptly pay to the Administrative Agent for account of each Lender entitled thereto such Lender's US$ Commitment Percentage or Multi-Currency Percentage, as the case may be, of such payment, each such payment by the Issuing Bank to be made in the same money and funds in which received by the Issuing Bank. In the event any payment received by the Issuing Bank and so paid to the Lenders hereunder is rescinded or must otherwise be returned by the Issuing Bank, each Lender shall, upon the request of the Issuing Bank (through the Administrative Agent), repay to the Issuing Bank (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in paragraph (j) of this Section 2.08.

                  (g The Company shall pay to the Administrative Agent for account of the Lenders (ratably in accordance with their respective US$ Commitment Percentages or Multi-Currency Percentages, as the case may
         be) a letter of credit fee in Dollars in respect of each Letter of Credit in an amount equal to the Applicable L/C Percentage of the daily average undrawn stated amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Commitment Termination Date and on the date of expiry or termination or full utilization of such Letter of Credit and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day). In addition, the Company shall pay to the Administrative Agent for account of the Issuing Bank a fronting fee in Dollars in respect of each Letter of Credit in an amount equal to 0.25% per annum of the daily average undrawn stated amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day) plus all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto.
                  (h Promptly following the end of each calendar month, the Issuing Bank shall deliver (through the Administrative Agent) to each Lender and each Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Lender from time to time, the Issuing Bank shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

                  (i The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 7 hereof, be subject to the conditions precedent that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Issuing Bank consistent with its then current practices and procedures with respect to letters of credit of the same type, (ii) such Letter of Credit shall be denominated in Dollars or a Multi-Currency and (iii) the relevant Borrower shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

                  (j To the extent that any Lender shall fail to pay any amount required to be paid pursuant to paragraph (e) or (f) of this Section
         2.08 on the due date therefor, such Lender shall pay interest to the Issuing Bank (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate or, in the case of any amount payable in a currency other than Dollars, the rate determined by the Administrative Agent in its discretion as the appropriate rate for interbank settlements, PROVIDED that if such Lender shall fail to make such payment to the Issuing Bank within three Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the rate then payable by the relevant Borrower on such amount.

                  (k The issuance by the Issuing Bank of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions as are applicable under this Section 2.08 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (ii) each Lender shall have consented thereto.


The Company hereby indemnifies and holds harmless each Lender (including the Issuing Bank) and the Administrative Agent from and against any and all claims and damages, losses, liabilities, costs or expenses that such Lender or the Administrative Agent may incur (or that may be claimed against such Lender or the Administrative Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by the Issuing Bank under any Letter of Credit; PROVIDED that the Company shall not be required to indemnify any Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) in the case of the Issuing Bank, its failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit. Nothing in this Section 2.08 is intended to limit the other obligations of any Borrower, any Lender or the Administrative Agent under this Agreement.

                  2.9 CURRENCY FLUCTUATIONS, ETC. (a) Not later than 1:00 p.m., New York City time, on each Calculation Date, the Administrative Agent shall (i) determine the Exchange Rate as of such Calculation Date with respect to each Multi-Currency for which there are at such time outstanding Multi-Currency Loans or Letters of Credit issued under the Multi-Currency Commitments and (ii) give notice thereof to the Multi-Currency Lenders which have committed to make Multi-Currency Loans in each such Multi-Currency and to the Company. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a "RESET DATE") and shall remain effective until the next succeeding Reset Date.

                  (b Not later than 5:00 p.m., New York City time, on each Reset Date, the Administrative Agent shall (i) determine the Dollar Equivalent of the Multi-Currency Loans or Letter of Credit Liabilities under the Multi-Currency Commitments in each Multi-Currency then outstanding (after giving effect to any Multi-Currency Loans to be made or repaid on such date) and (ii) notify the Multi-Currency Lenders and the Company of the results of such determination.

                  (c If on any Reset Date, the Dollar Equivalent of the aggregate principal amount of Multi-Currency Loans and Letters of Credit issued under the Multi-Currency Commitments outstanding exceeds 105% of the aggregate principal amount of the Multi-Currency Commitments, then the Company shall, within three Business Days after notice thereof from the

Administrative Agent, prepay (in any Multi-Currency as selected by the Company) Multi-Currency Loans in an aggregate amount such that, after giving effect thereto, the Dollar Equivalent of all such Multi-Currency Loans, together with Letters of Credit issued under the Multi-Currency Commitments, shall be equal to or less than such aggregate amount of Multi-Currency Commitments (and in the event that after such prepayment, the Dollar Equivalent of the outstanding stated amount of the Letters of Credit issued under the Multi-Currency Commitments is more than such aggregate amount of the Multi-Currency Commitments, the Company shall provide cash cover for the difference by paying to the Administrative Agent immediately available funds in an amount equal to such difference, which funds shall be retained by the Administrative Agent in the Collateral Account as such collateral security for such Letter of Credit Liabilities). If any such prepayment occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Company shall pay to the Multi-Currency Lenders such amounts, if any, as may be required pursuant to Section 6.05.

                  Section 3.  BORROWINGS, CONVERSIONS AND PREPAYMENTS.

                  3.1 PROCEDURE FOR US$ LOAN BORROWING, US$-CANADIAN LOAN BORROWING AND MULTI-CURRENCY Borrowing. (a) Each Borrower shall give the Administrative Agent notice of each US$ Loan, US$-Canadian Loan and Dollar-denominated Multicurrency Loan to be made hereunder as provided in
Section 5.05 hereof. Not later than 12:00 p.m. New York time on the date specified for each such borrowing hereunder, each US$ Lender, US$-Canadian Lender or Multicurrency Lender shall make available the amount of the US$ Loan, US$-Canadian Loan or Dollar-denominated Multicurrency Loan to be made by it on such date to the Administrative Agent, at an account in New York, New York specified by the Administrative Agent, in immediately available funds, for account of such Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower and maintained with Chase in New York, New York.

                  (b) Each Borrower shall give the Administrative Agent and the Multi-Currency Payment Agent notice of each Multicurrency Loan denominated in a currency other than Dollars to be made hereunder as provided in Section 5.05 hereof. Not later than 11:00 a.m. London time on the date specified for each such borrowing hereunder, each Multicurrency Lender shall make available the amount of the Multicurrency Loan to be made by it on such date to the Multi-Currency Payment Agent, at an account in London specified by the Multi-Currency Payment Agent, in immediately available funds, for account of such Borrower. The amount so received by the Multi-Currency Payment Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower and maintained with Chase in London.

                  3.2  PREPAYMENTS AND CONVERSIONS.

                  (a OPTIONAL PREPAYMENTS AND CONVERSIONS. Each Borrower shall have the right to prepay Loans and to convert Loans in Dollars of one Type into Loans of the other Type, at any time or from time to time, provided that: (i) the relevant Borrower shall give the Administrative

Agent, and, if applicable, the Multi-Currency Payment Agent, notice of each such prepayment as provided in Section 5.05 hereof and (ii) except to the extent required pursuant to Section 3.02(b) hereof, Eurocurrency Loans in Dollars may be prepaid or converted only on the last day of an Interest Period for such Loans.

                  (b MANDATORY PREPAYMENTS. If on any date, the Company or any Subsidiary of the Company shall receive Net Cash Proceeds from any issuance subsequent to the Effective Date of Indebtedness other than Indebtedness incurred pursuant to Section 9.08 (it being understood that this Section 3.02(b) shall not constitute a waiver of any provision of Section 9.08), then the Borrowers shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in paragraph (d) below) in an amount equal to such Net Cash Proceeds (less any prepayments of the C$ Loans under Section 3.4(b) of Annex A hereto), but the Commitments shall not be subject to automatic reduction.

                  (c) COMMITMENT REDUCTIONS. If on any date, the Company or any Subsidiary of the Company shall receive Net Cash Proceeds from any disposition of assets or any Recovery Event, then, unless such disposition of assets or Recovery Event shall be a Reinvestment Event, the Commitments shall be reduced by an amount equal to such Net Cash Proceeds to the extent such Net Cash Proceeds, together with all other such Net Cash Proceeds from dispositions of assets or Recovery Events that are not Reinvestment Events, exceeds $15,000,000 in the then-current fiscal year of the Company; PROVIDED, that notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds from dispositions of assets and Recovery Events that may be excluded from the foregoing requirement for a Reinvestment Event shall not exceed 10% of the Consolidated Net Tangible Assets of the Company as at the end of the immediately preceding fiscal year and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the reduction of the Commitments. To the extent that, after giving effect to such reduction, the aggregate principal amount of the US$ Loans or the Multi-Currency Loans and the aggregate amount of Letter of Credit Liabilities under the US$ Commitments or the Multi-Currency Commitments, as the case may be, would exceed such Commitments, the Borrowers shall, first, prepay Loans thereunder and, second, provide cover for Letter of Credit Liabilities thereunder as specified in paragraph (d) below, in an aggregate amount equal to such excess. The Company shall notify the Administrative Agent promptly upon the occurrence of any event giving rise to a prepayment or Commitment reduction under this Section 3.02(c).

                  (d) COVER FOR LETTER OF CREDIT LIABILITIES. In the event that the US$ Loans or the Multi-Currency Loans have been repaid in full, amounts payable under Section 3.02(b) or 3.02(c) shall be applied to provide cash cover for outstanding Letters of Credit under the US$ Commitments or the Multi-Currency Commitments, as the case may be, in which event the Company shall effect the same by paying to the Administrative Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by the Administrative Agent in the Collateral Account as collateral security for such Letter of Credit Liabilities until such time as the Letters of Credit under such Commitments shall have been terminated and all of the Letter of Credit Liabilities paid in full.

                  Section 4.  PAYMENTS OF PRINCIPAL AND INTEREST.

                  4.1 REPAYMENT OF LOANS. The Borrowers hereby promise to pay to the Administrative Agent for the account of each Lender the entire outstanding principal amount of such Lender's Loans, and each Loan shall mature, on the Commitment Termination Date.

                  4.02 INTEREST. Each Borrower will pay to the Administrative Agent or, in the case of Multi-Currency Loans denominated in a currency other than Dollars, to the Multi-Currency Payment Agent, for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender to such Borrower for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a if such Loan is an ABR Loan, the Alternate Base Rate PLUS the Applicable Margin; and

                  (b if such Loan is a Eurocurrency Loan, the Eurocurrency Rate PLUS the Applicable Margin.

                  Notwithstanding the foregoing, each Borrower hereby promises to pay to the Administrative Agent or, in the case of Multi-Currency Loans denominated in any currency other than Dollars, to the Multi-Currency Payment Agent, for account of each Lender interest at the applicable Post-Default Rate
(x) on any principal of any Loan made by such Lender to such Borrower, on any Reimbursement Obligation held by such Lender and on any other amount payable by such Borrower hereunder or under the Note held by such Lender to or for account of such Lender (but, if such amount is interest, only to the extent legally enforceable), that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full and (y) during any period when an Event of Default shall have occurred under Section 10.01(a) hereof and for so long as such Event of Default shall be continuing, on any principal of any Loan made by such Lender to such Borrower.

                  Accrued interest on each Loan shall be payable (i) if such Loan is an ABR Loan, on each Quarterly Date, (ii) if such Loan is a Eurocurrency Loan, on the last day of each Interest Period for such Loan (and, if such Interest Period exceeds three months' duration, quarterly, commencing on the first quarterly anniversary of the first day of such Interest Period), and (iii) in any event, upon the payment, prepayment or conversion thereof, but only on the principal so paid or prepaid or converted; PROVIDED that interest payable at the Post-Default Rate shall be payable from time to time on demand of the Administrative Agent or the Majority Lenders. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders and each Borrower thereof.

                  Notwithstanding the foregoing provisions of this Section 4.02, if at any time the rate of interest set forth above on any Loan of any Lender (the "Stated Rate" for such Loan) exceeds the maximum non-usurious interest rate permissible for such Lender to charge commercial borrowers under applicable law (the "Maximum Rate" for such Lender), the rate of interest charged on such Loan of such Lender hereunder shall be limited to the Maximum Rate for such Lender.

                  In the event the Stated Rate for any Loan of a Lender that has theretofore been subject to the preceding paragraph at any time is less than the Maximum Rate for such Lender, the principal amount of such Loan shall bear interest at the Maximum Rate for such Lender until the total amount of interest paid to such Lender or accrued on its Loans hereunder equals the amount of interest which would have been paid to such Lender or accrued on such Lender's Loans hereunder if the Stated Rate had at all times been in effect.

                   In the event, upon payment in full of all amounts payable hereunder, the total amount of interest paid to any Lender or accrued on such Lender's Loans under the terms of this Agreement is less than the total amount of interest which would have been paid to such Lender or accrued on such Lender's Loans if the Stated Rate had, at all times, been in effect, then the relevant Borrower shall, to the extent permitted by applicable law, pay to the Administrative Agent or, in the case of Multi-Currency Loans denominated in any currency other than Dollars, to the Multi-Currency Payment Agent, for the account of such Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on such Lender's Loans if the Maximum Rate for such Lender had at all times been in effect or (ii) the amount of interest which would have accrued on such Lender's Loans if the Stated Rate had at all times been in effect and (b) the amount of interest actually paid to such Lender or accrued on its Loans under this Agreement. In the event any Lender ever receives, collects or applies as interest any sum in excess of the Maximum Rate for such Lender, such excess amount shall be applied to the reduction of the principal balance of its Loans or to other amounts (other than interest) payable hereunder, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to such Borrower.

                  Section 5.  PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

                  5.1 PAYMENTS. (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by any Borrower under the US$ Commitments, the US$-Canadian Commitments or the Multi-Currency Commitments and under the corresponding Notes shall (except in the case of payments of principal and interest on Multi-Currency Loans not denominated in Dollars or Letter of Credit Liabilities not denominated in Dollars incurred under the Multi-Currency Commitments) be made in Dollars, in immediately available funds, to the Administrative Agent at an account in New York, New York specified by the Administrative Agent, not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Administrative Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of such Borrower with the Administrative Agent or such Lender, as the case may be. The relevant Borrower shall, at the time of making each such payment, specify to the Administrative Agent the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment for the benefit of the Lenders as it may elect in its sole discretion, but subject to the other terms and conditions of this Agreement, including without limitation, Section

5.02 hereof). Each payment received by the Administrative Agent under the US$ Commitments, the US$-Canadian Commitments or the Multi-Currency Commitments or under any corresponding Note (except in the case of payment of principal and interest on Multi-Currency Loans not denominated in Dollars or Letter of Credit Liabilities not denominated in Dollars incurred under the Multi-Currency Commitments) for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. If the due date of any such payment would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.


                  (b) Except to the extent otherwise provided herein, all payments of principal and interest on Multi-Currency Loans denominated in a currency other than Dollars and Letter of Credit Liabilities denominated in a currency other than Dollars incurred under the Multi-Currency Commitments and under corresponding Notes to be made by any Borrower shall be made in such currency, in immediately available funds, to the Multi-Currency Payment Agent at an account in London specified by the Multi-Currency Payment Agent, not later than 11:00 a.m. London time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Multi-Currency Payment Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of such Borrower with the Multi-Currency Payment Agent or such Lender, as the case may be. The relevant Borrower shall, at the time of making each such payment, specify to the Multi-Currency Payment Agent the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Multi-Currency Payment Agent may apply such payment for the benefit of the Lenders as it may elect in its sole discretion, but subject to the other terms and conditions of this Agreement, including without limitation, Section 5.02 hereof). Each such payment received by the Multi-Currency Payment Agent for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. If the due date of any such payment would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension.

                  (c) All payments made by each Borrower hereunder and under the Notes shall be made without set-off or counterclaim.

                  5.2 PRO RATA TREATMENT. (a) With respect to the US$ Lenders, except to the extent otherwise provided herein: (i) each borrowing from the US$ Lenders under Section 2.01 hereof shall be made from the US$ Lenders, each payment of commitment fees under Section 2.03 hereof shall be made for the account of the US$ Lenders, and each termination or reduction of the US$ Commitments under Section 2.02 hereof shall be applied to the US$ Commitments of the US$ Lenders, PRO RATA according to the US$ Lenders' respective percentages of the US$ Commitments, (ii) each payment by a Borrower of principal of or interest on US$ Loans of a particular Type (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made to the Administrative Agent for the account of the US$ Lenders

PRO RATA in accordance with the respective unpaid principal amounts of such US$ Loans held by the US$ Lenders and (iii) each conversion of US$ Loans of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 6.04 hereof) shall be made PRO RATA among the US$ Lenders in accordance with the respective principal amounts of such US$ Loans held by the US$ Lenders.

                  (b With respect to the US$-Canadian Lenders, except to the extent otherwise provided herein: (i) each borrowing from the US$-Canadian Lenders under Section 2.01 hereof shall be made from the US$-Canadian Lenders and each termination or reduction of the US$-Canadian Commitments under Section
2.02 hereof shall be applied to the US$-Canadian Commitments of the US$-Canadian Lenders, PRO RATA according to the US$-Canadian Lenders' respective percentages of the US$-Canadian Commitments, (ii) each payment by a Borrower of principal of or interest on US$-Canadian Loans of a particular Type (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made to the Administrative Agent for the account of the US$-Canadian Lenders PRO RATA in accordance with the respective unpaid principal amounts of such US$-Canadian Loans held by the US$-Canadian Lenders and (iii) each conversion of US$-Canadian Loans of a particular Type (other than conversions of Loans of individual Lenders pursuant to Section 6.04 hereof) shall be made PRO RATA among the US$-Canadian Lenders in accordance with the respective principal amounts of such US$-Canadian Loans held by the US$-Canadian Lenders.


                  (c With respect to the Multi-Currency Lenders, except to the extent otherwise provided herein: (i) each borrowing from the Multi-Currency Lenders under Section 2.01 hereof shall be made from the Multi-Currency Lenders, each payment of commitment fees under Section 2.03 hereof shall be made for the account of the Multi-Currency Lenders, and each termination or reduction of the Multi-Currency Commitments under Section 2.02 hereof shall be applied to the Multi-Currency Commitments of the Multi-Currency Lenders, PRO RATA according to the Multi-Currency Lenders' respective percentages of the Multi-Currency Commitments and (ii) each payment by a Borrower of principal of or interest on Multi-Currency Loans (other than payments in respect of Loans of individual Lenders provided for by Section 6 hereof) shall be made, in the case of Multi-Currency Loans denominated in Dollars, to the Administrative Agent, or in the case of Multi-Currency Loans denominated in a currency other than Dollars, to the Multi-Currency Payment Agent, in each case for the account of the Multi-Currency Lenders and PRO RATA in accordance with the respective unpaid principal amounts of such Multi-Currency Loans (whether denominated in Dollars or other currency) held by the Multi-Currency Lenders.

                  (d Any reduction of the Commitments under Section 2.02(b) or 3.02(c) and any mandatory prepayment under Section 3.02(b) shall be applied ratably to the US$ Commitments, US$-Canadian Commitments and the Multi-Currency Commitments.

                  5.3 COMPUTATIONS. Interest and fees shall be computed on the basis of a year of 360 days (or 365 or 366 days, as the case may be, in the case of (a) ABR Loans the interest rate payable on which is then based on the Prime Rate and (b) Multi-Currency Loans denominated in Pounds Sterling) and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                  5.4  MINIMUM AND MAXIMUM AMOUNTS; TYPES.

                  (a US$ LOANS; US$-CANADIAN LOANS; AND DOLLAR-DENOMINATED MULTI-CURRENCY LOANS. Except for prepayments made pursuant to Section 3.02(b) hereof, each borrowing, conversion and prepayment of principal of US$ Loans, US$-Canadian Loans and Dollar-denominated Multi-Currency Loans shall be in an aggregate principal amount equal to (a) in the case of Eurocurrency Loans, $1,000,000 or a larger multiple of $100,000, and (b) in the case of ABR Loans, $500,000 or a larger multiple of $100,000 (borrowings, conversions or prepayments of Loans of different Types or, in the case of Eurocurrency Loans, having different Interest Periods, at the same time hereunder to be deemed separate borrowings, conversions and prepayments for purposes of the foregoing, one for Type or Interest Period); provided that (i) any Loan may be in the aggregate amount of the unused portion of the relevant Commitments, (ii) Loans may be prepaid in full and (ii) any borrowing or prepayment of Loans that are ABR Loans may be in an aggregate principal amount equal to $100,000 or a larger multiple of $100,000.

                  (b NON-DOLLAR-DENOMINATED MULTI-CURRENCY LOANS. Each Multi-Currency Loan other than a Dollar-denominated Multi-Currency Loan shall be a Eurocurrency Loan. Except for prepayments made pursuant to Section 3.02(b) hereof, each borrowing, conversion and prepayment of principal of Non-Dollar-denominated Multi-Currency Loans shall be in an aggregate principal amount which is an integral multiple of 100,000 units of the relevant Multi-Currency and equal to or greater than an amount the Dollar Equivalent of which is $1,000,000.

                  5.5  CERTAIN NOTICES.

                  (a US$ LOANS, US$-CANADIAN LOANS AND DOLLAR-DENOMINATED MULTI-CURRENCY LOANS. Notices to the Administrative Agent of terminations or reductions of US$ Commitments, US$-Canadian Commitments and Dollar-denominated Multi-Currency Commitments and of borrowings, conversions and prepayments of US$ Loans, US$-Canadian Loans, and Dollar-denominated Multi-Currency Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 1:00 p.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, conversion and/or prepayment specified below:

----------------------------------------------------------- --------------------------------------------------------
                                                                                   Number of
                          Notice                                                   Business
                                                                                  Days Prior
----------------------------------------------------------- --------------------------------------------------------
Termination or reduction of                                                             3
Commitments
----------------------------------------------------------- --------------------------------------------------------
Borrowing or prepayment of                                                              1
ABR Loans
----------------------------------------------------------- --------------------------------------------------------
Borrowing or prepayment of,                                                             3
conversion of or into, or
duration of Interest Period

----------------------------------------------------------- --------------------------------------------------------
for Dollar-denominated Eurocurrency Loans
----------------------------------------------------------- --------------------------------------------------------
Prepayments required pursuant                                                           1
to Section 3.02(b) or 3.02(c) for Dollars
----------------------------------------------------------- --------------------------------------------------------

Each such notice of termination or reduction shall specify the amount thereof to be terminated or reduced. Each such notice of borrowing, conversion or prepayment shall specify the amount and Type of the Loans to be borrowed, converted or prepaid (subject to Sections 3.02(a) and 5.04 hereof), the date of borrowing, conversion or prepayment (which shall be a Business Day) and, in the case of Eurocurrency Loans, the duration of the Interest Period therefor (subject to the definition of Interest Period). Each such notice of duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the affected Lenders of the contents of each such notice. In the event that a Borrower fails to select the duration of any Interest Period for any Eurocurrency Loans within the time period and otherwise as provided in this Section 5.05, such Loans (if outstanding as Eurocurrency Loans) will be automatically converted into ABR Loans on the last day of the then current Interest Period for such Loans or (if outstanding as ABR Loans) will remain as, or (if not then outstanding) will be made as, ABR Loans.

                  (b NON-DOLLAR-DENOMINATED MULTI-CURRENCY LOANS. Notices to the Administrative Agent and the Multi-Currency Payment Agent of terminations or reductions of Multi-Currency Commitments, of borrowings and prepayments of Multi-Currency Loans denominated in a currency other than Dollars and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 9:00 a.m. London time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing and/or prepayment specified below:

----------------------------------------------------------- --------------------------------------------------------
                                                                                   Number of
                          Notice                                                   Business
                                                                                  Days Prior
----------------------------------------------------------- --------------------------------------------------------
Termination or reduction of                                                             3
Commitments
----------------------------------------------------------- --------------------------------------------------------
Borrowing or prepayment of Non-Dollar Denominated                                       3
Multi-Currency Loans
----------------------------------------------------------- --------------------------------------------------------
Prepayments required pursuant                                                           1
to Section 3.02(b)
----------------------------------------------------------- --------------------------------------------------------

Each such notice of termination or reduction shall specify the amount thereof to be terminated or reduced. Each such notice of borrowing or prepayment shall specify the amount of the Loans to be borrowed or prepaid (subject to Sections 3.02(a) and 5.04 hereof), the date of borrowing or prepayment (which shall be a Business Day), the duration of the Interest Period therefor (subject to the definition of Interest Period) and the currency of Loans to be borrowed. Each such notice of duration of an Interest Period shall specify the Loans to which such Interest Period is to relate.

The Administrative Agent shall promptly notify the affected Lenders of the contents of each such notice.

                  5.6 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, shall have been notified by a US$ Lender, US$-Canadian Lender or Multi-Currency Lender or a Borrower (the "PAYOR") prior to the date on which such Lender is to make payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, of the proceeds of a Loan to be made by it hereunder or the Borrower is to make a payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, for the account of one or more of the Lenders, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, the recipient of such payment shall, on demand, pay to the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, until the date the Administrative Agent or the Multi-Currency Payment Agent, as the case may be, recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such period or, in the case of an amount payable in a currency other than Dollars, the rate determined by the Administrative Agent in its discretion of the appropriate rate for interbank settlements.

                  5.7 SHARING OF PAYMENTS; WAIVER OF ENFORCEMENT WITHOUT CONSENT, ETC. (a) Each Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it or its affiliates for the account of the such Borrower at any of their offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or Reimbursement Obligations to such Borrower hereunder, or any other obligation of such Borrower hereunder, which is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify the Company, the relevant Borrower and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof. Each Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Person purchasing a participation in the Loans to such Borrower made, or other obligations held, by another Person, whether or not acquired pursuant to the foregoing arrangements, may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of such Loans or other obligations in the amount of such participation.

                  (b) If a Lender shall obtain payment of any principal of or interest on any Loan made by it under this Agreement, or on any other obligation then due to such Lender hereunder, through the exercise of any right of set-off, banker's lien, counterclaim or similar right, or otherwise, it shall promptly notify the Administrative Agent and purchase from the other Lenders participations in the Loans made, or other obligations held, by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans or other obligations then due to each of them. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored (including the payment of interest to the extent that the Lender obligated to return such funds is obligated to return interest).

                  (c) Nothing contained herein shall require any Lender to exercise any right of set-off, banker's lien, counterclaim or similar right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower.

                  (d) This Section 5.07 is for the benefit of the Lenders only and does not constitute a waiver of any rights against any Borrower or any of their Subsidiaries or against any property held as security for any obligations hereunder or under any other Basic Document.

                  5.8 WITHHOLDING TAX EXEMPTION. (a) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Company and the Administrative Agent two duly completed copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI (or any subsequent versions thereof or successors thereto), or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit K (any such certificate an "EXEMPTION CERTIFICATE") and a Form W-8BEN (or any subsequent versions thereof or successors thereto), certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form W-8BEN or Form W-8ECI further undertakes to deliver to each of the Company and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Company or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Company and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                  (b) Each Lender that is not incorporated or organized under the laws of the jurisdiction under which a Foreign Subsidiary Borrower is incorporated or organized shall, upon request by such Foreign Subsidiary Borrower, deliver to such Foreign Subsidiary Borrower or the applicable Governmental Authority, any form or certificate required in order that any payment by such Foreign Subsidiary Borrower under this Agreement or any Notes to such Lender may be made free and clear of, and without deduction or withholding for or on account of any tax (or to allow any such deduction or withholding to be at a reduced rate) imposed on such payment under the laws of the jurisdiction under which such Foreign Subsidiary Borrower is incorporated or organized, PROVIDED that such Lender is legally entitled to complete, execute and deliver such form or certificate and such completion, execution or submission would not materially prejudice the legal position of such Lender.

                  (c) All payments made by a Foreign Subsidiary Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent, the Multi-Currency Payment Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") or other taxes are required to be withheld from any amounts payable to the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Multi-Currency Payment Agent, the Canadian Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and other taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, PROVIDED, HOWEVER, that the relevant Foreign Subsidiary Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender=s failure to comply with the requirements of paragraph (a) or (b) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from such Foreign Subsidiary Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

                  5.9 JUDGMENT CURRENCY. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due from any Borrower or the Canadian Borrower hereunder or under any of the Notes or the C$ Notes in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with other such currency at the Administrative Agent's New York Office on the Business Day that is on or immediately following the day on which final judgment is given. The obligations of each Borrower or the Canadian Borrower in respect of any sum due to any Lender, the Administrative Agent or the Canadian Administrative Agent hereunder or under any Note or C$ Note shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender, the Administrative Agent, or the Canadian Administrative Agent, as the case may be, of any sum adjudged to be so due in such other currency such Lender, the Administrative Agent, or the Canadian Administrative Agent as the case may be, may in accordance with normal banking procedures purchase the specified currency with such other currency. If the amount of the specified currency so purchased is less than the sum originally due to such Lender, the Administrative Agent, or the Canadian Administrative Agent, as the case may be, in the specified currency, each Borrower and the Canadian Borrower agrees, to the fullest extent it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, the Administrative Agent, or the Canadian Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to any Lender, the Administrative Agent or the Canadian Administrative Agent, as the case may be, in the specified currency, such Lender or the Administrative Agent, or the Canadian Administrative Agent, as the case may be, agrees to remit such excess to the appropriate Borrower or the Canadian Borrower.

                  Section 6.  YIELD PROTECTION AND ILLEGALITY.

                  6.1  ADDITIONAL COSTS.

                  (a) Each Borrower shall pay to the Administrative Agent for the account of each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurocurrency Loans hereunder to such Borrower or its obligation to make any of such Loans hereunder to such Borrower, or any reduction in any amount receivable by such Lender in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), in each case resulting from any Regulatory Change which:

                  (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Loans (other than changes which affect taxes measured by or imposed on the overall net income of such Lender or of its Applicable Lending Office any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                  (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurocurrency Base Rate" in Section 1.01 hereof); or

                  (iii) imposes any other condition affecting this Agreement (or any of such extensions of credit or liabilities).

Each Lender will notify the relevant Borrower through the Administrative Agent of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this Section 6.01(a) (an "ADDITIONAL COST EVENT") as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and (if so requested by the Company through the Administrative Agent) will designate a different Applicable Lending Office for the Eurocurrency Loans of such Lender if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender (provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States of America) PROVIDED, that a Borrower shall not be obligated to compensate such Lender for any such Additional Costs incurred more than 180 days prior to the time the Lender first notifies such Borrower of such Additional Cost Event. Each Lender will furnish the relevant Borrower with a statement setting forth the calculations and the basis therefor, in each case in reasonable detail, and amount of each request by such Lender for compensation under this Section 6.01(a). If any Lender requests compensation from a Borrower under this Section 6.01(a), the relevant Borrower may, by notice to such Lender through the Administrative Agent, suspend the obligation of such Lender to make additional Eurocurrency Loans to such Borrower until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 6.04 hereof shall be applicable).

                  (b) Without limiting the effect of the foregoing provisions of this Section 6.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurocurrency Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurocurrency Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the relevant Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make Eurocurrency Loans hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (in which case the provisions of Section 6.04 hereof shall be applicable).

                  (c) Determinations and allocations by any Lender for purposes of this Section 6.01 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Loans or of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis.

                  (d) If any Lender demands compensation under this Section, the relevant Borrower may, at any time upon at least three (3) Business Days' prior notice to such Lender through the Administrative Agent, convert in full the then outstanding Eurocurrency Loans of such Lender (in which case the relevant Borrower shall be obligated, if such conversion is made on a day that is not the last day of the then current Interest Period applicable to such affected Eurocurrency Loan, to reimburse such Lender, in accordance with
Section 6.05, for any resulting loss or expense incurred by it) to an ABR Loan.

                  6.2 LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, with respect to any Loans that are Eurocurrency
Loans:

                  (a) the Administrative Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurocurrency Base Rate" in
         Section 1.01 hereof are not being provided by the Reference Lenders in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans for Interest Periods therefor as provided in this Agreement; or

                  (b) the Majority Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the relevant rates of interest referred to in the definition of "Eurocurrency Base Rate" in Section 1.01 thereof upon the basis of which the rates of interest for such Loans are to be determined do not accurately reflect the cost to such Lenders of making or maintaining such Loans for Interest Periods therefor;

then the Administrative Agent shall promptly notify the relevant Borrower and each Lender thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make Eurocurrency Loans or to convert ABR Loans into Eurocurrency Loans and the relevant Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurocurrency Loans, either prepay such Loans or convert such Loans into ABR Loans in accordance with Section 3.02 hereof.

                  6.3 ILLEGALITY. Notwithstanding any other provision of this Agreement to the contrary, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurocurrency Loans hereunder, or (b) maintain Eurocurrency Loans hereunder, then such Lender shall promptly notify the relevant Borrower thereof through the Administrative Agent and such Lender's obligation to make Eurocurrency Loans hereunder shall be suspended until such time as such Lender may again make and maintain Eurocurrency Loans (in which case the provisions of Section 6.04 hereof shall be applicable).

                  6.4 SUBSTITUTE ABR LOANS. If the obligation of any Lender to make Eurocurrency Loans shall be suspended pursuant to Section 6.01, 6.02 or
6.03 hereof, all Loans in Dollars which would otherwise be made by such Lender as Eurocurrency Loans shall be made instead as ABR Loans (and, if an event referred to in Section 6.01 (b)or 6.03 hereof has occurred and such Lender so requests by notice to the relevant Borrower with a copy to the Administrative Agent, each Dollar-denominated Eurocurrency Loan of such Lender then outstanding shall be automatically converted into an ABR Loan on the date specified by such Lender in such notice) and, to the extent that Eurocurrency Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Eurocurrency Loans shall be applied instead to such ABR Loans.

                  6.5 COMPENSATION. Each Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense incurred by it as a result of:

                  (a) any payment, prepayment or conversion (including an automatic conversion pursuant to Section 10.02 hereof) of a Eurocurrency Loan made by such Lender to such Borrower on a date other than the last day of an Interest Period for such Loan;

                  (b) any failure by a Borrower to borrow a Eurocurrency Loan to be made by such Lender to such Borrower on the date for such borrowing specified in the relevant notice of borrowing under Section 5.05 hereof;

                  (c) any failure by a Borrower to prepay a Eurocurrency Loan on the date specified in a notice of prepayment; or

                  (d) any substitution of a Lender under Section 6.07 hereof on a date other than the last day of an Interest Period for each Loan of such Lender;

but excluding, in any event, loss of margin for the period after any such payment, prepayment or conversion or failure to borrow; PROVIDED that such Lender shall have delivered to the relevant Borrower a certificate as to the amount of such loss and expense along with the calculation and the basis therefor, in each case in reasonable detail.

                  6.6 CAPITAL ADEQUACY. If any Lender shall determine that the adoption of any applicable law, rule, regulation or treaty regarding capital adequacy after the date hereof, or any change therein after the date hereof, or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Lender or any Person controlling such Lender (a "PARENT") as a consequence of its obligations hereunder to a level below that which such Lender (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the relevant Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. A statement of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error; provided that the determination thereof is made on a reasonable basis; and provided further that a Borrower shall not be obligated to compensate such Lender for any such reduction occurring more than 180 days prior to the time such Lender first notifies such Borrower of such adoption, implementation, change or compliance. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  6.7 SUBSTITUTION OF LENDER. If (i) the obligation of any Lender to make Eurocurrency Loans or the right of a Borrower to convert ABR Loans of any Lender to Eurocurrency Loans has been suspended pursuant to Section 6.03, or (ii) any Lender has demanded compensation under Section 6.01, 6.06 or 6.09, the relevant Borrower shall have the right, with the assistance of the Administrative Agent, to seek a substitute bank or banks (which may be one or more of the Lenders) satisfactory to such Borrower and the Administrative Agent to purchase the Notes and assume the Commitments of such Lender. Any such Lender shall be obligated to sell the Notes for cash without recourse to such substitute bank or banks and to execute and deliver an appropriately completed assignment and assumption agreement reasonably satisfactory to the Administrative Agent and the relevant Borrower and any other document or perform any act reasonably necessary to effect the assumption of the rights and obligations of such substitute bank or banks.

                  6.8 ADDITIONAL COSTS IN RESPECT OF LETTERS OF CREDIT. Without limiting the obligations of the Borrowers under Section 6.01 hereof (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder and the result shall be to increase the cost to any Lender or Lenders of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit hereunder or reduce any amount receivable by any Lender hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Lender's or Lenders' reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender or Lenders (through the Administrative Agent), the relevant Borrower shall pay immediately to the Administrative Agent for account of such Lender or Lenders, from time to time as specified by such Lender or Lenders (through the Administrative Agent), such additional amounts as shall be sufficient to compensate such Lender or Lenders (through the Administrative Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Lender or Lenders, showing calculations and the basis therefor in reasonable detail, submitted by such Lender or Lenders to the relevant Borrower, shall be conclusive in the absence of manifest error as to the amount thereof.

                  6.9 FOREIGN BORROWER COSTS. (a) If the cost to any Lender of making or maintaining any Loan to a Foreign Subsidiary Borrower is increased, or the amount of any sum received or receivable by any Lender (or its Applicable Lending Office) is reduced, by an amount deemed by such Lender to be material, by reason of the fact that such Borrower is organized under the laws of, or principally conducts its business in, a jurisdiction or jurisdictions outside the United States of America, such Borrower shall indemnify such Lender for such increased cost or reduction within 15 days after demand by such Lender (with a copy to the Administrative Agent). A certificate of such Lender claiming compensation under this subsection (a) and setting forth the additional amount or amounts to be paid to it hereunder, together with calculations in reasonable detail supporting such amounts, shall be conclusive in the absence of clearly demonstrable error. No such compensation may be claimed (x) in respect of any Loan for any period prior to the date 90 days before the date of notice by such Lender to the Company of its intention to make claims therefor or (y) to the extent such Lender was aware of such cost or reduction at the time the related Loan was made.

                  (b) Each Lender will promptly notify the Company and the Administrative Agent of any event of which it has knowledge that will entitle such Lender to additional interest or payments pursuant to the foregoing subsection (a) and will designate a different Applicable Lending Office, if, in the judgment of such Lender, such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Lender.

                  Section 7.  CONDITIONS PRECEDENT.

                  7.1 SIGNING DATE. This Agreement shall become effective on the date (the "SIGNING DATE") on which the Administrative Agent shall notify the Company and the Lenders that it has received the executed counterparts of this Agreement in form and substance satisfactory to the Administrative Agent signed by each of the Company, the Canadian Borrower and the Lenders (provided that such Credit Agreement shall not become effective unless the Signing Date occurs on or before January 27, 2000).

                  7.2 EFFECTIVE DATE. The Commitments provided hereunder shall become available on the date (the "EFFECTIVE DATE") on which the Administrative Agent shall notify the Company and the Lenders that it has received the following documents and other evidence, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (provided that such funding shall not take place unless the Effective Date occurs on or before February 15, 2000):

                  (a) CORPORATE DOCUMENTS. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor and of all corporate authority for each Obligor (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of such of the Basic Documents to which such Obligor is intended to be a party and each other document to be delivered by such Obligor from time to time in connection herewith and the extensions of credit hereunder (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor to the contrary).

                  (b) OFFICER'S CERTIFICATE. A certificate, dated the Effective Date, of a senior officer of the Company to the effect set forth in the first sentence of Section 7.03 hereof.

                  (c) OPINIONS OF SPECIAL COUNSELS TO THE OBLIGORS. (i) An opinion, dated the Effective Date, of Sullivan & Worcester LLP, special New York counsel to the Obligors, substantially in the form of Exhibit G-1 hereto and covering such other matters as the Administrative Agent or any Lender may reasonably request and (ii) an opinion, dated the Effective Date, of Stewart McKelvey Stirling Scales, special Canadian counsel to the Canadian Borrower, substantially in the form of Exhibit G-2 hereto and covering such other matters as the Administrative Agent, the Canadian Administrative Agent or any Lender may reasonably request

                  (d) OPINION OF SPECIAL NEW YORK COUNSEL TO THE ADMINISTRATIVE AGENT. An opinion, dated the Effective Date, of Simpson Thacher & Bartlett, special New York counsel to the Administrative Agent, substantially in the form of Exhibit H hereto.

                  (e) NOTES. The Notes, duly completed and executed for each Lender.

                  (f) COUNTERPARTS. This Agreement, duly executed and delivered by the Company, the Canadian Borrower and each of the Lenders.

                  (g) GUARANTIES. The Company Guaranty and the Subsidiary Guaranty, duly executed and delivered by the Company or each Subsidiary Guarantor, as the case may be, and the Administrative Agent.

                  (h)  SECURITY DOCUMENTS.

                             (i) The Company Pledge Agreement, duly executed and
                  delivered by the Company and the Administrative Agent, together with the certificates identified in Annex I thereto, accompanied by undated stock powers executed in blank.

                            (ii) The Canadian Borrower Pledge Agreement duly
                  executed and delivered by the Canadian Borrower and the Administrative Agent, together with the certificates identified in Annex I thereto, accompanied by undated stock powers executed in blank.

                           (iii) The Subsidiary Pledge Agreement duly executed
                  and delivered by each Subsidiary Guarantor and the Administrative Agent, in each case together with the certificates identified in Annex I thereto under the names of the respective Subsidiary Guarantor, in each case accompanied by undated stock powers executed in blank.

         In addition, each of the Obligors shall have taken such other action (including, without limitation, delivering to the Administrative Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Company Pledge Agreement, the Canadian Borrower Pledge Agreement and the Subsidiary Pledge Agreement.

                  (i) REPAYMENT OF EXISTING INDEBTEDNESS. Evidence that the principal of and interest on, and all other amounts owing in respect of, the Indebtedness (including, without limitation, any contingent or other amounts payable in respect of letters of credit, but excluding Existing Letters of Credit) indicated on Schedule III hereto that is to be repaid on the Effective Date shall have been (or shall be simultaneously) paid in full, that any commitments to extend credit under the agreements or instruments relating to such

         Indebtedness shall have been canceled or terminated and all Liens securing, any such Indebtedness shall have been released (or arrangements for such release satisfactory to the Majority Lenders shall have been made); in addition, the Administrative Agent shall have received from any Person holding any Lien securing any such Indebtedness, such Uniform Commercial Code termination statements, mortgage releases and other instruments, in each case in proper form for recording, as the Administrative Agent shall have requested to release and terminate of record the Liens securing such Indebtedness (or arrangements for such release and termination satisfactory to the Majority Lenders shall have been made).

                  (j) MERGER. The Pierce Merger shall have been consummated substantially in accordance with the terms of the Agreement and Plan of Merger, dated as of October 20, 1999 between the Company and Pierce, and in a manner not materially adverse to the Lenders.

                  (k) ACCRUED FEES. Evidence that all fees (including without limitation commitment fees) and other costs and expenses under the Credit Agreement accrued to the Effective Date shall have been paid in full.

                  (l) COSTS. Evidence of payment by the Company of such fees as the Company shall have agreed to pay or deliver to any Lender or the Administrative Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Simpson Thacher & Bartlett, special New York counsel to the Administrative Agent, and from Fraser Milner, Canadian counsel to the Canadian Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Basic Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Company).

                  (m) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or special New York counsel to the Administrative Agent or Canadian Counsel to the Administrative Agent may reasonably request.

                  (n) DESIGNATION OF INDEBTEDNESS AS "SENIOR DEBT" OR "SENIOR INDEBTEDNESS" UNDER THE SENIOR SUBORDINATED DEBT DOCUMENTS. Evidence that the Indebtededness of the Company and the Canadian Borrower hereunder and under the Guarantees of such Indebtedness by the Subsidiaries of the Company under the Subsidiary Guaranty, or, in the case of the Canadian Borrower, Guarantees of such Canadian Borrower=s Indebtedness hereunder by the Company under the Company Guaranty, has been designated as "Senior Debt" or "Senior Indebtedness", as the case may be (and, accordingly, "Designated Senior Debt" or "Designated Senior Indebtedness", as the case may be) under the Senior Subordinated Debt Indentures and the other Senior Subordinated Debt Documents.

                  7.3 INITIAL AND SUBSEQUENT LOANS. The obligation of each Lender to make any Loan to be made by it hereunder, and the obligation of the Issuing Bank to issue any Letter of

Credit hereunder, is subject to the conditions precedent that, as of the date of such Loan or such issuance, and before and after giving effect thereto:

                  (a)  no Default shall have occurred and be continuing;

                  (b) the representations and warranties made by each of the Company, the Canadian Borrower, any other Borrower and the Subsidiary Guarantors in each Basic Document to which it is a party shall be true on and as of the date of the making of such Loan or such issuance, with the same force and effect as if made on and as of such date; provided that the representations and warranties set forth in Section 8.10 hereof need be true only as of the Effective Date (except to the extent such representations and warranties relate to an earlier date, in which event they shall be true on and as of such earlier date); and

                  (c) the borrowing of such Loan by the Company, the Canadian Borrower or any other Borrower hereunder or the issuance of such Letter of Credit, as the case may be, and the related incurrence of obligations by the Company, the Canadian Borrower or any other Borrower does not violate the provisions of any Senior Subordinated Debt Indenture or any other Senior Subordinated Debt Document.

Each notice of borrowing by the Company, the Canadian Borrower or any other Borrower hereunder shall constitute a certification by the Company, the Canadian Borrower or such other Borrower to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Company, the Canadian Borrower or such other Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

                  7.4 FIRST LOAN TO A SUBSIDIARY BORROWER. The obligation of each Lender to make a Loan on the occasion of the first borrowing by each Subsidiary Borrower is subject to the receipt by the Administrative Agent of all documents which it may reasonably request relating to the existence of such Subsidiary Borrower, the corporate or other legal authority for and the validity of its Election to Participate, this Agreement and the Notes of such Subsidiary Borrower, and for any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent.

                  Section 8. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Lenders and the Administrative Agent, as of the Effective Date and on the date of each Loan and of the issuance of each Letter of Credit, as follows:

                  8.1 CORPORATE EXISTENCE. Each of the Company and its
Subsidiaries: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all governmental licenses, authorizations, consents, permits and approvals (including any license, authorization, consent, permit and approval required under any Environmental Law) necessary to own its assets and carry on its business as now being or as proposed to be conducted (except such licenses, authorizations, consents and approvals the lack of which, in the aggregate, will not have a Material Adverse Effect); and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

                  8.2  INFORMATION.

                  (a) The Company has heretofore furnished to each of the Lenders consolidated balance sheets of the Company and its Subsidiaries as at December 31, 1997 and December 31, 1998 and the related consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for the fiscal years respectively ended on said dates, with the opinion thereon of Arthur Andersen L.L.P., and the unaudited consolidated balance sheets of the Company and its Subsidiaries as at March 31, 1999, June 30, 1999 and September 30, 1999 and the related consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for the three, six and nine month periods respectively ended on such dates. All such financial statements are complete and correct and fairly present the consolidated financial condition of the Company and its Subsidiaries as at said dates and the consolidated results of their operations for the fiscal years and three, six month and nine month periods ended on said dates (subject, in the case of such financial statements as at March 31, 1999, June 30, 1999 and September 30, 1999, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis.

                  (b) The Company has heretofore furnished to each of the Lenders the PRO FORMA balance sheets referred to in the proxy statement/prospectus dated December 15, 1999.

                  (c) The Company has disclosed to the Lenders in writing any and all facts (other than general economic conditions) which materially and adversely affect or may materially and adversely affect (to the extent it can reasonably foresee) the business, assets, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, or the ability of the Company, the Canadian Borrower, any other Borrower or any of the Subsidiary Guarantors to perform its obligations under each Basic Document to which it is a party or the ability of the Company or any Subsidiary of the Company to conduct its activities or operations in the normal course of business at any of its owned or leased properties. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Obligors to the Administrative Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; PROVIDED, that with respect to any such information, report, financial statement, exhibit or schedule to the extent that it was based upon or constitutes a forecast or projection, the Company represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule. All written information furnished after the date hereof by the Company and its Subsidiaries to the Administrative Agent and the Lenders and required in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

                  (d) Since December 31, 1998, there has been no material adverse change in the business, assets, property, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole or, to the knowledge of the Company, in the ability of the Company, the Canadian Borrower, any other Borrower or any of the Subsidiary Guarantors to perform its obligations under each Basic Document to which it is a party.

                  8.3 LITIGATION. There are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority or agency, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or, to the knowledge of the Company, which could have a material adverse effect on the ability of the Company, the Canadian Borrower, any other Borrower or any of the Subsidiary Guarantors to perform its obligations under each Basic Document to which it is a party.

                  8.4 NO BREACH. None of the execution and delivery of the Basic Documents, the consummation of the transactions therein contemplated or compliance with the terms and provisions thereof will conflict with or result in a breach of, or require any consent under, the certificate of incorporation or by-laws of the Company or any of its Subsidiaries, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any Basic Document, any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound or to which it is subject, or constitute a default under any such lease, agreement or instrument, or (except for the Liens created pursuant to, or permitted by, this Agreement and the Security Documents) result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                  8.5 CORPORATE ACTION. Each of the Company, the Canadian Borrower and the Subsidiary Guarantors has all necessary corporate power and authority to execute, deliver and perform its obligations under the Basic Documents to which it is a party; the execution, delivery and performance by the Company, the Canadian Borrower and the Subsidiary Guarantors of the Basic Documents to which they are parties have been duly authorized by all necessary corporate action; and this Agreement has been duly and validly executed and delivered by each of the Company and the Canadian Borrower and constitutes its legal, valid and binding obligation and each of the other Basic Documents to which the Company, the Canadian Borrower or any of the Subsidiary Guarantors is to be a party constitute its legal, valid and binding obligation, in each case enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

                  8.6 APPROVALS. Each of the Company, the Canadian Borrower and the Subsidiary Guarantors has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental or regulatory authority or agency necessary for the execution, delivery or performance by it of any Basic Document to which it is a party, or for the validity or enforceability thereof, except for filings and recordings of the Liens created pursuant to, or permitted by, the Security Documents.

                  8.7 REGULATIONS U AND X. None of the Company or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to purchase or carry any such margin stock.

                  8.8 ERISA AND THE CANADIAN PENSION PLANS. (a) The Company and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA (other than to make contributions or premium payments in the ordinary course).

                  (b) Each Canadian Pension Plan is in substantial compliance with all applicable pension benefits and tax laws; no Canadian Pension Plan has any unfunded liabilities (either on a "going concern" or on a "winding up" basis and determined in accordance with all applicable laws and using assumptions and methods that are appropriate in the circumstances and in accordance with generally accepted actuarial principles and practices in Canada), all contributions (including any special payments to amortize any unfunded liabilities) required to be made in accordance with all applicable laws and the terms of each Canadian Pension Plan have been made.

                  8.9 TAXES. Each of the Company and its Subsidiaries has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except to the extent the same may be contested as permitted by Section 9.02 hereof. The charges, accruals and reserves on the books of such Persons in respect of taxes and other governmental charges are, in the opinion of the Company, adequate.

                  8.10  SUBSIDIARIES: AGREEMENTS: ETC.

                  (a) Schedule II hereto is a complete and correct list on the Effective Date hereof of all Subsidiaries of the Company and of all Investments held by the Company or any of its Subsidiaries in any joint venture or other Person. Except for the Liens created by the Security Documents, the Company owns, free and clear of Liens, except for Liens permitted hereunder, all outstanding shares of such Subsidiaries and all such shares are validly issued, fully paid and non-assessable and the Company (or the respective Subsidiary of the Company) also owns, free and clear of Liens, all such Investments.

                  (b) None of the Subsidiaries of the Company (other than the Excluded Subsidiaries) is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type described in Section 9.21(d) hereof (other than the Senior Subordinated Debt Indentures).

                  8.11 INVESTMENT COMPANY ACT. None of the Company or its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of said Act.

                  8.12 PUBLIC UTILITY HOLDING COMPANY ACT. None of the Company or its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  8.13 OWNERSHIP AND USE OF PROPERTIES. Each of the Company and its Subsidiaries will at all times have legal title to or ownership of, or the right to use pursuant to enforceable and valid agreements or arrangements, all tangible property, both real and personal, and all franchises, licenses, copyrights, patents and know-how which are material to the operation of its business as proposed to be conducted.

                  8.14  ENVIRONMENTAL COMPLIANCE.

                  (i) No notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or, to the Company's knowledge, threatened by any governmental or other entity with respect to any (A) alleged violation by the Company or any Subsidiary of any Environmental Law, (B) alleged failure by the Company or any Subsidiary to have any environmental permit, certificate, license, approval, registration or authorization required in connection with the conduct of its business or (C) generation, treatment, storage, recycling, transportation or disposal or Release (each a "Regulated Activity") of any Hazardous Substances except for such as would not have a Material Adverse Effect; (ii) neither the Company nor any Subsidiary has engaged in any Regulated Activity other than as a generator (as such term is used in RCRA) in compliance with all applicable Environmental Laws; and (iii) neither the Company nor any Subsidiary has assumed from any third party, or indemnified any third party for, any Environmental Liability, except for Environmental Liabilities of the Company and its Subsidiaries (without duplication) that relate to or result from any matter referred to in this clause which do not exceed in the aggregate, at any time, $6,000,000.

                  8.15 SOLVENCY. At the Effective Date and after giving effect to the consummation of the transactions contemplated by this Agreement, the Company will (i) have capital, cash flows and sources of working capital financing sufficient to carry on its business and transactions and all business and transactions in which it is about to engage, (ii) be able to pay its debts as they mature, and (iii) have assets (tangible and intangible) whose fair salable value exceeds its total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities).

                  8.16 SENIOR DEBT. The Indebtedness of the Company to the Lenders hereunder and under the Company Guaranty and the Guarantees of such Indebtedness by the Subsidiaries of the Company under the Subsidiary Guaranty constitute "Senior Debt" (or similar debt) and, to the extent applicable and after giving effect to appropriate notices to be delivered on the Signing Date, "Designated Senior Debt", under and as defined in, and for all purposes of, Indebtedness of the Company under, and the Guarantees of such Indebtedness by the Subsidiaries of the Company, under the Senior Subordinated Debt Indentures and the other Senior Subordinated Debt Documents.

                  Section 9. COVENANTS. The Company agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable hereunder, unless the Majority Lenders shall agree otherwise pursuant to Section 12.05 hereof:

                  9.1 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver:

                  (a) to the Administrative Agent and each Lender that has requested the same, as soon as available and in any event within 105 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries for such year and the related consolidated balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon (without qualification arising out of the scope of audit) of Arthur Andersen L.L.P. or other independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Subsidiaries as at the end of, and for, such fiscal year, and stating (or indicating in a footnote to such financial statements) that, in making the examination necessary for their above-described opinion (but without any special or additional procedures for that purpose), they obtained no knowledge, except as specifically stated, of any Default;

                  (b) to the Administrative Agent and each Lender that has requested the same, as soon as available and in any event within 60 days after the end of each fiscal quarter of the Company (or, in the case of the last fiscal quarter in each fiscal year, within 105 days) consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year ended at the end of such fiscal quarter, and the related consolidated balance sheet as at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures from the Company's operating budget for such fiscal year and accompanied, in each case, by a certificate of the chief financial officer or vice president-treasurer of the Company which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company in accordance with GAAP (except for the absence of footnotes) consistently applied as at the end of, and for, such fiscal quarter (subject to normal year-end audit adjustments);

                  (c) to each of the Lenders, within 30 days after the beginning of each fiscal year of the Company commencing with fiscal year 2001, a copy of the consolidated operating budget, including, without limitation, projection of the anticipated cash flow, of the Company and its Subsidiaries for such fiscal year, such budget to be accompanied by a certificate of the chief financial officer or vice president-treasurer of the Company specifying the assumptions on which such budget was prepared, stating that such officer has no reason to question the reasonableness of any material assumptions on which such budget was prepared and providing such other details as the Administrative Agent may reasonably request;

                  (d) to the Administrative Agent and each Lender that has requested the same, promptly upon the mailing thereof to the shareholders or creditors of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

                  (e) to the Administrative Agent and each Lender that has requested the same, promptly upon the filing thereof, copies of all registration statements (other than any registration statements on Form S-8 or its equivalent) and any reports which the Company shall have filed with the Securities and Exchange Commission;

                  (f) to each of the Lenders, if and when the Company or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer the Plan, a copy of such notice;

                  (g) to each of the Lenders, promptly following the delivery thereof to the Company or to the Board of Directors or management of the Company, a copy of any management letter or similar written report by independent public accountants with respect to the financial condition, operations, business or prospects of the Company;

                  (h) to each of the Lenders, promptly after management of the Company knows or has reason to know that any Default has occurred and is continuing, a notice of such Default, describing the same in reasonable detail;

The Company will furnish to each Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of its chief executive officer, chief financial officer or vice president-treasurer
(i) to the effect that, to the best of such Person's knowledge after due inquiry, no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail) and (ii) setting forth in reasonable detail the computations necessary to determine the Applicable Leverage Ratio and to determine whether it was in compliance with Sections 9.08 through 9.15 and 9.19 hereof as of the end of the respective fiscal quarter or fiscal year.

                  9.2 TAXES AND CLAIMS. The Company will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the property of the Company or such Subsidiary, provided that neither the Company nor such Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim the payment of which is being contested in good faith and by proper proceedings if it maintains adequate reserves with respect thereto.

                  9.3 INSURANCE. The Company will maintain, and will cause each of its Subsidiaries to maintain, insurance with responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Company and its Subsidiaries operate, provided that in any event the Company shall maintain or cause to be maintained:

                  (1) PROPERTY INSURANCE -- insurance against loss or damage covering all of the tangible real and personal property and improvements of the Company and its Subsidiaries, by reason of any Peril (as defined below), in amounts as shall be reasonable and customary, but in no event less than the functional replacement cost of all such real and personal property and improvements. Such policy shall include insurance against loss of operating income earned from the operation of the business of the Company and its Subsidiaries, by reason of any Peril affecting the operation thereof, and insurance against any other insurable loss of operating income by reason of any business interruption affecting the Company to the extent covered by standard business interruption policies in the States in which the Properties are located.

                  (2) EARTHQUAKE INSURANCE -- insurance against loss or damage covering all of the tangible real and personal property and improvements of the Company and its Subsidiaries, by reason of any earthquake peril, in amounts as shall be reasonable, customary and commercially available in the property/casualty insurance markets.

Such insurance shall be written by financially responsible companies selected by the Company, having an A.M. Best rating of "A-" or better and in a financial size category acceptable to the Majority Lenders, or by other companies acceptable to the Majority Lenders.

                  For purposes hereof, the term "Peril" shall mean, collectively, (i) earthquake outside California, (ii) fire, smoke, lightning, flood, windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief and (iii) all other perils covered by the "all-risk" endorsement then in use in the States in which the Properties are located.

                  9.4 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Other than in connection with the Pierce Merger, the Company will preserve and maintain, and will cause each of its Subsidiaries to preserve and maintain, its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and will conduct its business in a regular manner; PROVIDED that nothing herein shall prevent (i) the merger and dissolution of any Subsidiary of the Company into the Company or any Wholly-Owned Subsidiary of the Company so long as the Company or such Wholly-Owned Subsidiary is the surviving corporation (and, if such Subsidiary is not an Excluded Subsidiary prior to such merger or dissolution, the surviving corporation (if not the Company) is not an Excluded Subsidiary and is a Subsidiary Guarantor) or (ii) the abandonment of any right, privilege or franchise (including any lease) not material in the aggregate to the business of the Company and its Subsidiaries.

                  9.5  MAINTENANCE OF AND ACCESS TO PROPERTIES.

                  (a) The Company will keep, and will cause each of its Subsidiaries to keep, all of its properties necessary in its business in good working order and condition (having regard to the condition of such properties at the time such properties were acquired by the Company or such Subsidiary), ordinary wear and tear excepted, and will permit representatives of the Lenders to inspect such properties and, upon reasonable notice and at reasonable times, to examine and make extracts and copies from the books and records of the Company and any such Subsidiary.

                  (b) The Company will, and will cause its Subsidiaries to, do all things necessary to preserve and keep in full force and effect all trademarks, patents, service marks, trade names, copyrights, franchises and Licenses, and any rights with respect thereto, which are necessary for and material to the conduct of the business of the Company and its Subsidiaries taken as a whole.

                  9.6 COMPLIANCE WITH APPLICABLE LAWS. The Company will comply, and will cause each of its Subsidiaries to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental body or regulatory authority (including, without limitation, ERISA and all Environmental
Laws), a breach of which would have a Material Adverse Effect, except where contested in good faith and by proper proceedings.

                  9.7 LITIGATION. The Company will promptly give to the Administrative Agent (which shall promptly notify each Lender) notice in writing of (i) all judgments against it or any of its Subsidiaries (other than judgments covered by insurance) which individually exceed $1,000,000 or in the aggregate exceed $3,000,000 and (ii) all litigation and of all proceedings of which it is aware before any courts, arbitrators or governmental or regulatory agencies affecting the Company or any of its Subsidiaries except litigation or proceedings which, if adversely determined, would not in the reasonable opinion of the Company have a Material Adverse Effect.

                  9.8 INDEBTEDNESS. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except: (i) Indebtedness to the Lenders hereunder; (ii) the Indebtedness existing on the Effective Date and set forth in Schedule III hereto (including any extensions, renewals or refunding of such Indebtedness, so long as the principal amount of such Indebtedness is not increased); (iii) Indebtedness issued pursuant to the Senior Subordinated Debt Indentures and other Indebtedness subordinated to the obligations of the Company hereunder to at least the same extent as the Senior Subordinated Debt, so long as such other Indebtedness has no scheduled payments of principal prior to the Commitment Termination Date and after giving effect to such Indebtedness, the Company is in compliance on a PRO FORMA basis with Sections 9.09 through 9.11 hereof, as at the last day of the latest fiscal quarter; (iv) so long as no Default shall have occurred or be continuing hereunder at the time of such creation or incurrence, Permitted Indebtedness; (v) so long as no Default shall have occurred and be continuing hereunder at the time of such creation or incurrence, Indebtedness created or incurred by any Excluded Subsidiary (subject to the limitations set forth in Section 9.09 hereof, and provided that any Indebtedness incurred under this clause (v) shall be without recourse to and shall not be Guaranteed by the Company or any Subsidiary (other than any Excluded Subsidiary) of the Company, except as permitted by Section
9.24 hereof); and (vi) Synthetic Lease Obligations of any Subsidiary of the Company (or of the Company) and any Guarantees by the Company thereof under the Lease Agreement dated as of October 1, 1998 with Iron Mountain Statutory Trust - 1998 and other Synthetic Lease Obligations with a structure and terms substantially similar to said transaction (PROVIDED, that the aggregate amount of all such Synthetic Lease Obligations permitted under this clause (vi) shall not at any time exceed $152,500,000 and that such obligations shall be without recourse to any Subsidiary (other than a lessee Subsidiary) of the Company and shall not be Guaranteed by any Subsidiary of the Company).

                  9.9 LEVERAGE RATIOS. (a) The Company will not, as at the end of any fiscal quarter, permit the ratio, calculated as at the end of such fiscal quarter for the period of four fiscal quarters then ended, of (i) the excess of
(x) the aggregate outstanding principal amount of Funded Indebtedness (on a consolidated basis) of the Company and its Subsidiaries at such date over (y) the aggregate amount of cash and Liquid Investments of the Company and Subsidiaries at such date to (ii) EBITDA for such period (the "Leverage Ratio") to exceed the ratio set forth below:

               ----------------------------------------------------- ---------------------------
               Period                                                Leverage Ratio
               ----------------------------------------------------- ---------------------------
               From the Effective Date
               through June 30, 2001                                         5.75 to 1
               ----------------------------------------------------- ---------------------------
               From July 1, 2001 through June 30, 2002                       5.50 to 1
               ----------------------------------------------------- ---------------------------
               From July 1, 2002 through June 30, 2003                       5.25 to 1
               ----------------------------------------------------- ---------------------------
               From July 1, 2003 and at all times thereafter                 5.00 to 1
               ----------------------------------------------------- ---------------------------

                  (b) The Company will not, as at the end of any fiscal quarter, permit the ratio, calculated as at the end of such fiscal quarter for the period of four fiscal quarters then ended, of (i) the excess of (x) the aggregate outstanding principal amount of Indebtedness (on a consolidated basis and without regard to Indebtedness owed to the Company and its Subsidiaries, Indebtedness referred to in clause (xii) of the definition of "Permitted Indebtedness" in Section 1.01 hereof and the Indebtedness under the Pierce 1998 Senior Notes) of the Excluded Subsidiaries at such date over (y) the aggregate amount of cash and Liquid Investments of the Excluded Subsidiaries at such date to (ii) EBITDA for such period (the "FOREIGN LEVERAGE RATIO") to exceed 3.50 to
1. Solely for purposes of this clause (b), in determining the Foreign Leverage Ratio, EBITDA shall be determined by including only the Excluded Subsidiaries.

                  9.10 INTEREST COVERAGE RATIO. The Company will not, as at the end of any fiscal quarter, permit the ratio, calculated as at the end of such fiscal quarter for the period of four fiscal quarters then ended, of (i) EBITDA for such period to (ii) Interest Expense for such period to be less than the ratio set forth below for the period in which such fiscal quarter ends:

               ------------------------------------------------ --------------------------------
               Period                                           Interest Coverage Ratio
               ------------------------------------------------ --------------------------------
               From the Effective Date through June 30, 2001
                                                                           1.75 to 1
               ------------------------------------------------ --------------------------------
               From July 1, 2001 through June 30, 2002                     2.00 to 1
               ------------------------------------------------ --------------------------------
               From July 1, 2002 through June 30, 2003                     2.25 to 1
               ------------------------------------------------ --------------------------------
               From July 1, 2003 and at all times thereafter              2.50 to 1
               ------------------------------------------------ --------------------------------

                  For purposes of calculating any ratio set forth in this Section, if the Company elects pursuant to the penultimate sentence of the definition of EBITDA to include in EBITDA for the period to which such ratio relates the PRO FORMA amounts referred to in such sentence, there shall be included in Interest Expense for such period, on a PRO FORMA basis, interest accruing during such period on Indebtedness (and the interest portion of payments under Capitalized Lease Obligations) assumed or incurred by the Company and its Subsidiaries (on a consolidated basis) in connection with any Permitted Acquisition having Acquisition Consideration of more than $500,000 during such period.

                  9.11 FIXED CHARGES COVERAGE RATIO. The Company will not, as at the end of any fiscal quarter, permit the ratio, calculated as at the end of such fiscal quarter for the period of four fiscal quarters then ended, of (i) Adjusted EBITDA for such period to (ii) Fixed Charges for such period to be less than the ratio set forth below for the period in which such fiscal quarter ends:

               -------------------------------------------------------------------- ----------------------
               Period                                                               Fixed Charges
                                                                                    Coverage Ratio
               -------------------------------------------------------------------- ----------------------
               From the Effective Date
               through June 30, 2001                                                      1.00 to 1
               -------------------------------------------------------------------- ----------------------
               From July 1, 2001 through June 30, 2003                                    1.10 to 1
               -------------------------------------------------------------------- ----------------------
               From July 1, 2003 and at all times thereafter                              1.20 to 1
               -------------------------------------------------------------------- ----------------------

                  For purposes of calculating any ratio set forth in this Section, if the Company elects pursuant to the penultimate sentence of the definition of EBITDA to include in EBITDA for the period to which such ratio relates the PRO FORMA amounts referred to in such sentence, there shall be included in Fixed Charges for such period, on a PRO FORMA basis, principal payable and interest accruing during such period on Indebtedness (and the interest portion of payments under Capitalized Lease Obligations) assumed or incurred by the Company and its Subsidiaries (on a consolidated basis) in connection with any Permitted Acquisition having Acquisition Consideration of more than $500,000 during such period.

                  9.12 MERGERS, ASSET DISPOSITIONS. ETC. Except as expressly permitted by Section 9.04, the Company will not, and will not permit any of its Subsidiaries to, be a party to any merger or consolidation (other than the Pierce Merger), or sell, lease, assign, transfer or otherwise dispose of any assets, or acquire assets from any Person, except:

                  (i) dispositions and acquisitions of inventory in the ordinary course of business;

                  (ii) dispositions of worn out or obsolete tools or equipment no longer used or useful in the business of the Company and its Subsidiaries, provided that no single disposition of tools or equipment shall have a fair market value (determined in good faith by the Company at the time of such disposition) in excess of $5,000,000;

                  (iii) Capital Expenditures;

                  (iv) acquisitions of Investments permitted under Section 9.14 hereof, dispositions of Investments described in clauses (i), (ii) and
         (iii) of Section 9.14 hereof and dispositions of other assets; PROVIDED, that the aggregate fair market value of such other assets, when added to the value of all such other assets disposed of during such fiscal year, shall not, without the prior consent of the Required Lenders, exceed 25% of Consolidated Net Tangible Assets at the end of the immediately preceding fiscal year; and PROVIDED, FURTHER, that the Net Cash Proceeds of the dispositions of such assets shall be subject to the provisions of Section 3.02(c) (including that such Net Cash Proceeds in any fiscal year of more than 10% of Consolidated Net Tangible Assets at the end of the immediately preceding fiscal year may not be used for a Reinvestment Event and shall cause a mandatory reduction of the Commitments);

                  (v) subject to compliance with the provisions of Section 9.21(b) hereof, the sale, lease, assignment, transfer or other disposition of any assets by any Subsidiary of the Company to the Company or any Subsidiary thereof (other than Excluded Subsidiaries), PROVIDED, that (i) if such transfer is of material assets by the Company or a Subsidiary Guarantor, the recipient of such transfer shall also be the Company or a Subsidiary Guarantor and (ii) any Excluded Subsidiary may transfer assets to the Company or any other Subsidiary (including any Excluded Subsidiary); and

                  (vi) so long as no Default shall have occurred and be continuing hereunder at the time of such Acquisition or transaction, Permitted Acquisitions and related Additional Expenditures and any other transaction expressly permitted by Section 9.14 hereof; PROVIDED, that any such Permitted Acquisition is an acquisition of another business operating principally in the United States of America.

                  For purposes of this Section 9.12, "PERMITTED ACQUISITION" shall mean any Acquisition complying with the following:

                  (a) COMPLIANCE WITH FINANCIAL COVENANTS. After giving effect to each such acquisition and any related incurrence of Indebtedness, the Company is in compliance on

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                                                                              67



         a PRO FORMA basis with Sections 9.09 through 9.11 hereof as at the last day of the latest fiscal quarter.

                  (b) LINES OF BUSINESS. ETC. Each such Acquisition shall not be "hostile" and shall be of assets relating to the records and information management business or activities related thereto (or of 100% of the stock of corporations whose assets consist substantially of such assets) or through the merger of such a corporation into a Subsidiary of the Company, which shall be the surviving corporation.


                  9.13 LIENS. The Company will not, and will not permit any of its Subsidiaries to, create or suffer to exist any Lien upon any property or assets, now owned or hereafter acquired, securing any Indebtedness or other obligation, except: (i) the Liens created pursuant to the Security Documents;
(ii) the Liens existing on the Effective Date set forth in Schedule III and Liens arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any Lien set forth on Schedule III, PROVIDED that the principal amount of such Indebtedness is not increased and is not secured by any additional assets; (iii) (A) Liens contemplated by clauses (ii), (iv), (v) and
(vii) of the definition of Permitted Indebtedness; and (B) Liens securing Acquired Debt, provided that such Liens cover only those assets that were covered by such Liens prior to the relevant acquisition; (iv) attachment, judgment or other similar Liens arising in connection with litigation or other legal proceedings, PROVIDED that either (A) the claims in respect of such Liens are fully covered by insurance or (B) the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are in an amount not to exceed $3,000,000 in the aggregate and are being contested in good faith by appropriate proceedings diligently prosecuted; (v) Liens on properties or assets of an Excluded Subsidiary securing Indebtedness of such Excluded Subsidiary permitted hereunder; (vi) other Liens arising in the ordinary course of the business of the Company or such Subsidiary which are not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; (vii) Liens securing Indebtedness permitted by clause (v) of Section 9.08 hereof, PROVIDED that such Liens extend only to the assets of any Excluded Subsidiary incurring such Indebtedness as a primary obliger (and not as a Guarantor) or Capital Stock of such Excluded Subsidiary; and (viii) Liens on property leased pursuant to the Synthetic Lease Obligations permitted by clause (vi) of Section 9.08 hereof.

                  9.14 INVESTMENTS. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or permit to remain outstanding any advances, loans or other extensions of credit or capital contributions (other than prepaid expenses in the ordinary course of business) to (by means of transfers of property or assets or otherwise), or purchase or own any stocks, bonds, notes, debentures or other securities of, any Person (all such transactions being herein called "INVESTMENTS"), except (subject to Section
9.24 hereof):

                  (i) operating deposit accounts with any bank or financial institution;

                  (ii) Liquid Investments (including Liquid Investments in the name and under the control of the Administrative Agent (or a collateral sub-agent for the Administrative Agent) as contemplated by the Security Documents);


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                                                                              68


                  (iii) subject to Section 9.16 hereof, Investments in accounts and chattel paper as defined in the Uniform Commercial Code) and notes receivable acquired in the ordinary course of business as presently conducted;

                  (iv) Investments in an insurer required as a condition to the provision by such insurer of insurance coverage contemplated by Section 9.03;

                  (v) (w) equity Investments in Wholly-Owned Subsidiaries of the Company; (x) additional equity Investments in Subsidiaries of the Company (other than Wholly-Owned Subsidiaries) with the prior written consent of the Majority Lenders and (y) Investments in the form of loans, advances or other obligations owed by any Wholly-Owned Subsidiary to the Company, and Investments in the form of loans, advances or other obligations owed by the Company to any Wholly-Owned Subsidiary; PROVIDED that the aggregate amount of Investments by the Company permitted by subclauses (w) or (y) of this clause (v) in any Subsidiary of the Company that is a mortgagor under any Permitted Mortgage shall not exceed, in the aggregate for all such Subsidiaries, $10,000,000 at any one time outstanding.

                  (vi) Investments consisting of loans or advances to officers and directors of the Company and its Subsidiaries in an amount not to exceed $350,000 in the aggregate during any fiscal year (and in any event not to exceed $750,000 at any one time outstanding) and loans or advances made to employees of the Company to permit such employees to exercise options to purchase Capital Stock of the Company;


                  (vii) (x) Investments in Persons that are not Subsidiaries or Affiliates of the Company and (y) Investments in Subsidiaries of the Company (to the extent such Investments are not permitted under clause
         (v) of this Section 9. 14); PROVIDED that the aggregate outstanding amount of Investments made pursuant to this clause (vii) shall not at any time exceed $20,000,000;

                  (viii) Investments consisting of (a) Permitted Acquisitions in accordance with Section 9.12 hereof and (b) any acquisition (by purchase of shares, merger or otherwise) by any Excluded Subsidiary of
         (x) a majority of the shares of Capital Stock of any Person principally engaged in the same line or lines of business as the Company and its Subsidiaries or (y) assets principally related to the records and information management business or related activities; PROVIDED, that any acquisition under this clause shall not be "hostile".

                  (ix) subject to Section 9.16 hereof and on terms and pursuant to documentation in all respects reasonably satisfactory to the Administrative Agent, Investments in Affiliates of the Company (which are not Wholly-Owned Subsidiaries of the Company) to facilitate the construction or acquisition of records management facilities including, without limitation, the acquisition of real estate for development purposes;

                  (x) subordinated Guarantees of Senior Subordinated Debt by Subsidiaries of the Company pursuant to the Senior Subordinated Debt Documents;

                  (xi) equity Investments and loans and advances and other extensions of credit to any Excluded Subsidiary or any other person organized outside of the United States or principally conducting its business outside of the United States; and

                  (xii) Investments constituted by Hedging Agreements permitted under Section 9.25 hereof.

                  9.15 RESTRICTED PAYMENTS. The Company will not, and will not permit any of its Subsidiaries to, declare or make any Restricted Payment, except that the Company may:

                  (i) provided that no Default has occurred and is continuing, purchase shares of any class of Capital Stock, or options to purchase such shares, of the Company from employees or former employees of the Company or its Subsidiaries in amounts not to exceed $500,000 in any fiscal year and $1,000,000 in the aggregate after the Effective Date; and

                  (ii) make additional Restricted Payments constituting the purchase, redemption, retirement or other acquisition of shares of any class of Capital Stock of the Company (such Restricted Payments, "STOCK REPURCHASES"), subject to the satisfaction of each of the following conditions on the date of such Stock Repurchase and after giving effect thereto:

                  (a)  no Default shall have occurred and be continuing; and

                  (b) the ratio of Senior Debt on the last day of the most recently completed fiscal quarter of the Company to EBITDA for the four fiscal quarters then ended on a PRO FORMA basis, after giving effect to any purchase, redemption or retirement of any Subordinated Indebtedness consummated on or prior to the date thereof and to any borrowings to finance the same is less than or equal to 1.5 to 1.

Nothing herein shall be deemed to prohibit the payment of dividends by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company.

                  9.16 TRANSACTIONS WITH AFFILIATES. Except as otherwise expressly permitted by this Agreement, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:

                  (i)  make any Investment in an Affiliate of the Company;

                  (ii) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate of the Company;

                  (iii) merge into or consolidate with or purchase or acquire assets from an Affiliate of the Company; or


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                                                                              70


                  (iv) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate of the Company (including, without limitation, guarantees and assumptions of obligations of an Affiliate of the Company);

PROVIDED that (a) any Affiliate who is an individual may serve as a director, officer or employee of the Company and receive reasonable compensation or indemnification in connection with his or her services in such capacity; (b) the Company or a Subsidiary of the Company may enter into any transaction with an Affiliate of the Company if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company or such Subsidiary as the monetary or business consideration which would obtain in a comparable arm's length transaction with a Person similarly situated to the Company but not an Affiliate of the Company; and (c) the Company may make Investments in Affiliates permitted by Section 9.14(ix) hereof and may create Residual Assurances for the benefit of an Affiliate permitted by Section 9.23 hereof in either case in connection with the construction and/or acquisition of records management facilities to be leased to the Company or a Subsidiary, so long as, taking such transaction as a whole (giving effect to such Investment or Residual Assurance, and the lease of such facility to the Company or such Subsidiary) such Affiliate is not disproportionately benefitted.

                  9.17 SUBORDINATED INDEBTEDNESS. The Company will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for:


                  (i) regularly scheduled payments or prepayments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness;

                  (ii) so long as no Default has occurred and is continuing, scheduled payments of principal of (not to exceed $10,000,000 in the aggregate, excluding payments made in connection with that certain company named Datavault acquired by Pierce Leahy in the United Kingdom) and interest on, and expenses and indemnities incurred in connection with, Seller Indebtedness; and

                  (iii) any other purchase, redemption or retirement of Subordinated Indebtedness, so long as (i) no Default has occurred and is continuing and (ii) after giving effect to each such purchase, redemption or retirement, the ratio of Senior Debt on the last day of the most recently completed fiscal quarter of the Company to EBITDA for the four quarters then ended on a PRO FORMA basis, after giving effect to such purchase, redemption or retirement and any Stock Repurchase consummated on or prior to the date thereof, and to any borrowings to finance the same, as at the last day of the latest fiscal quarter is less than or equal to 1.5 to 1.

                  9.18 LINES OF BUSINESSES. Neither the Company nor any of its Subsidiaries shall engage to any substantial extent in any business activity other than the records and information management business or activities related thereto.

                  9.19 MODIFICATION OF OTHER AGREEMENTS. The Company will not request or consent to any modification, supplement or waiver of any of the provisions of any instrument or document evidencing or governing Subordinated Indebtedness except on terms and pursuant to documentation in all respects reasonably satisfactory to the Administrative Agent.

                  9.20 INTEREST RATE AND CURRENCY EXCHANGE PROTECTION . The Company shall at all times maintain a program reasonably acceptable to the Administrative Agent providing for the hedging or mitigation of interest rate and currency exchange risk.

                  9.21  CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES.

                  (a) The Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that the Company and each of its Subsidiaries at all times owns (i) all of the issued and outstanding shares of each class of Capital Stock of each of such Person's Subsidiaries (other than, in each case, Capital Stock of Excluded Subsidiaries) and (ii) more than 50% of the issued and outstanding shares of Capital Stock of each Person acquired pursuant to clauses (b) and (c) of Section 9.14(viii) hereof. Without limiting the generality of the foregoing, the Company shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise dispose of any shares of stock in any Subsidiary (other than an Excluded Subsidiary) owned by them, nor permit any Subsidiary of the Company (other than an Excluded Subsidiary) to issue any shares of Capital Stock of any class whatsoever to any Person (other than to the Company or to another Wholly-Owned Subsidiary or pursuant to Section 9.12 hereof). In the event that any such additional shares of Capital Stock shall be issued by any Subsidiary of the Company, or any Subsidiary shall be acquired, the Company agrees (so long as the certificates evidencing such shares of stock are not subject to a lien permitted under Section 9.13(vii) hereof, and in any event subject to clause (c) below) forthwith to deliver to the Administrative Agent pursuant to the Security Documents the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and shall take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Documents.

                  (b) The Majority Lenders shall have the right from time to time to require the Company, pursuant to a written request from the Administrative Agent, to cause such Subsidiaries of the Company as may be specified in such request to become parties to the Subsidiary Guaranty or to execute and deliver such other guaranties, in form and substance satisfactory to the Majority Lenders, guaranteeing payment of the Company's obligations hereunder. Any such request shall be made by the Majority Lenders in the good faith and reasonable exercise of their discretion. Within 30 days after any such request, the Company shall, and shall cause the appropriate Subsidiaries of the Company to, (i) execute and deliver to the Administrative Agent such number of copies as the Administrative Agent may specify of documents creating such guaranties and (ii) do all other things which may be necessary or which the Administrative Agent may reasonably request in order to confer upon and confirm to the Lenders the benefits of such security.

                  (c) Notwithstanding anything to the contrary in this Section

                           (I) no Excluded Subsidiary shall be required to be or
                  become a party to the Subsidiary Guaranty or otherwise Guarantee the obligations of the Company hereunder;

                           (II) the Company and its Subsidiaries shall not be
                  required to pledge more than 66% of the aggregate Voting Stock of such Excluded Subsidiary directly held by the Company or its Domestic Subsidiaries to the Administrative Agent under the Security Documents; and

                           (III) the Company and its Subsidiaries shall not be
                  required to pledge the stock of any other Excluded Subsidiary.

                  (d) The Company will not permit any of its Subsidiaries (other than Excluded Subsidiaries) to enter into, after the date hereof, any indenture, agreement, instrument or other arrangement (other than the Senior Subordinated Debt Indentures) that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of Property.


                  9.22 ENVIRONMENTAL MATTERS. The Company will promptly give to the Lenders notice in writing of any complaint, order, citation, notice or other written communication from any Person with respect to, or if the Company becomes aware after due inquiry of, (i) the existence or alleged existence of a violation of any applicable Environmental Law or the incurrence of any liability, obligation, remedial action, loss, damage, cost, expense, fine, penalty or sanction resulting from any air emission, water discharge, noise emission, asbestos, Hazardous Substance or any other environmental, health or safety matter at, upon, under or within any property now or previously owned, leased, operated or used by the Company or any of its Subsidiaries or any part thereof, or due to the operations or activities of the Company, any Subsidiary or any other Person on or in connection with such property or any part thereof (including receipt by the Company or any Subsidiary of any notice of the happening of any event involving the Release or cleanup of any Hazardous Substance), (ii) any Release on such property or any part thereof in a quantity that is reportable under any applicable Environmental Law, (iii) the commencement of any cleanup pursuant to or in accordance with any applicable Environmental Law of any Hazardous Substances on or about such property or any part thereof and (iv) any pending or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law, in each of the cases (i), (ii), (iii) and (iv), which individually or in the aggregate could have a Material Adverse Effect.

                  9.23 RESIDUAL ASSURANCES. The Company will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Residual Assurances, except that

(notwithstanding Sections 9.08 and 9.14) the Company may create a Residual Assurance with respect of the construction or acquisition of any records management facility by any Affiliate of the Company so long as (a) the maximum liability of the Company in respect of such Residual Assurance does not exceed 15% of the fair market value (as determined in good faith by the Board of Directors of the Company) of the completed records management facility, and (b) the maximum liability of the Company in respect of all Residual Assurances does not exceed $3,000,000 in the aggregate.

                  9.24 INVESTMENTS IN EXCLUDED SUBSIDIARIES. The Company will not, and will not permit any of its Subsidiaries (other than its Excluded Subsidiaries), to make any advance, loan or other extension of credit to, or any other Investment in, or Guarantee any Indebtedness of, any Excluded Subsdiary or any other person organized outside of the United States or principally conducting its business outside the United States if, after giving effect thereto, the aggregate outstanding amount of such Investments and Guaranties (other than Guaranties permitted under clause (viii) of the definition of "Permitted Indebtedness" in Section 1.01 hereof) made after the date hereof is greater than $150,000,000 (with the applicable exchange rate for any Investment or Guaranty or repayment thereof determined by reference to the relevant Exchange Rate in effect at the time of such Investment or Guaranty or repayment).

                  9.25 HEDGING AGREEMENTS. The Company will not, and will not permit any of its Subsidiaries to enter into any Hedging Agreement other than Hedging Agreements entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in interest rates or foreign exchange rates. Without limiting the generality of the foregoing, the Company will not, and will not permit any of its Subsidiaries to, enter into any derivatives or other transactions with any financial institution, commodities or stock exchange or clearing house (a "DERIVATIVES COUNTERPARTY") obligating the Company or any of its Subsidiaries to make any payments to such Derivatives Counterparty as a result of a change in market value of the Company's Capital Stock or any Subordinated Indebtedness.

                  9.26 PERFECTION OF SECURITY INTERESTS IN STOCK OF FOREIGN SUBSIDIARIES. Within 60 days after the Effective Date, the Company shall have completed the perfection of security interests in the stock of Subsidiaries organized in a jurisdiction outside of the United States of America and listed in Annex 1 to the Company Pledge Agreement, Annex 1 to the Canadian Borrower Pledge Agreement or Annex 1 to the Subsidiary Pledge Agreement.

                  Section 10.  DEFAULTS.

                  10.1 EVENTS OF DEFAULT. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                  (a) default in the payment of any principal of or interest on any Loan, any Reimbursement Obligation or any other amount payable hereunder when due; or

                  (b) the Company or any of its Subsidiaries (other than Excluded Subsidiaries) shall default in the payment when due of any principal of or interest on any Indebtedness having an aggregate outstanding principal amount of at least $5,000,000 (other than the Loans); or any event or condition shall occur which results in the acceleration of the maturity of any such Indebtedness of the Company or any of its Subsidiaries (other than Excluded Subsidiaries) or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof; or

                  (c) any representation or warranty made or deemed made by the Company, the Canadian Borrower, any other Borrower or any Subsidiary Guarantor in any Basic Document, or in any certificate or financial information furnished to any Lender, the Administrative Agent or the Canadian Administrative Agent pursuant to the provisions of any Basic Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

                  (d) (i) the Company shall default in the performance of any of its obligations under Sections 9.08 through 9.21 and 9.23 hereof or
         (ii) the Company, the Canadian Borrower, any other Borrower or any Subsidiary Guarantor shall default in the performance of any of its other obligations in any Basic Document, and such default described in this subclause (ii) shall continue unremedied for a period of 25 days after notice thereof to the Company by the Administrative Agent or the Majority Lenders (through the Administrative Agent); or

                  (e) the Company or any of its Subsidiaries (except any De Minimus Excluded Subsidiary) shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) the Company or any of its Subsidiaries (except any De Minimus Excluded Subsidiary) shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code,
         (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or
         (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) a proceeding or case shall be commenced, without the application or consent of the Company or any of its Subsidiaries (except any De Minimus Excluded Subsidiary) in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person or of all or any substantial part of its assets, or
         (iii) similar relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against such Person shall be entered in an involuntary case under the Bankruptcy Code; or

                  (h) a final judgment or judgments by a court or courts (or a final order by an appropriate Governmental Authority) shall be rendered against the Company or any of its Subsidiaries (except any De Minimus Excluded Subsidiary) in excess of $3,000,000 in the aggregate, and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof, or the Company or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) the Company or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Liabilities in excess of $1,000,000 shall be filed under Title IV of ERISA by the Company or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Company or any member of the Controlled Group to enforce Section 515 or 421 9(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 421 9(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause the Company or one or more members of the Controlled Group to incur a current payment obligation in excess of $1,000,000; or

                  (j) an Excluded Subsidiary Material Adverse Change or any Change of Control shall occur; or

                  (k) (i) any Security Document or the Company Guaranty or the Subsidiary Guaranty shall cease, for any reason, to be in full force and effect (other than as provided therein) or any party thereto (other than the Lenders) shall so assert in writing; or (ii) any Security Document shall cease to be effective to grant a Lien on the collateral described therein with the priority purported to be created thereby.

THEREUPON: the Administrative Agent may (and, if directed by the Majority Lenders, shall) (a) declare the Commitments terminated (whereupon the Commitments shall be terminated) and/or (b) declare the principal amount then outstanding of and the accrued interest on the Loans, the Reimbursement Obligations, and commitment fees and all other amounts payable hereunder and under the Notes and the C$ Notes to be forthwith due and payable, whereupon such amounts shall be and become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers and the Canadian Borrower; PROVIDED that in the case of the occurrence of an Event of Default with respect to the Company referred to in clause (f) or (g) of this Section 10.01, the Commitments shall be automatically terminated and the principal amount then outstanding of and the accrued interest on the Loans, the Reimbursement Obligations, and commitment fees and all other amounts payable hereunder and under the Notes and the C$ Notes shall be and become automatically and immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company and the Canadian Borrower.

                  In addition, upon the occurrence and during the continuance of any Event of Default (if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Loans and all other amounts payable by the Company, the Canadian Borrower or any other Borrower hereunder and under the Notes and the C$ Notes to be due and payable), the Company agrees that it shall, if requested by the Administrative Agent or the Majority Lenders through the Administrative Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section 10.01 with respect to the Company, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn stated amount of all Letters of Credit, which funds shall be held by the Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities.

                  10.2 RATABLE TREATMENT OF LENDERS. In the event that the Loans and the Reimbursement Obligations shall be declared or become immediately due and payable on any date (the "ACCELERATION DATE") pursuant to Section 10.01 hereof, the Borrowers, the Canadian Borrower and the Lenders agree that the outstanding Loans and Reimbursement Obligations and accrued but unpaid interest thereon not denominated in Dollars shall be automatically converted to Dollars on the Acceleration Date at the then applicable Exchange Rate and any Reimbursement Obligation not denominated in Dollars thereafter arising shall be automatically converted to Dollars on the date of the drawing giving rise thereto under the relevant Letter of Credit at the then applicable Exchange Rate. The Lenders hereby irrevocably agree for the benefit of each other (and not for the benefit of the Borrowers, the Canadian Borrower or the other Obligors) that, effective as of the Acceleration Date, each Lender shall acquire participations in each then outstanding Loan and Letter of Credit Liability in proportion to the aggregate Commitments of such Lender to the aggregate Commitments of all the Lenders, in each case determined immediately prior to the Acceleration Date (such Lender's "PROPORTION"). On or promptly following the Acceleration Date, the Administrative Agent shall determine for each Lender the difference between (a) such Lender's Proportion of the aggregate principal amount of the outstanding Loans and Reimbursement Obligations on the Acceleration Date after giving effect to the automatic conversion to Dollars and
(b) the aggregate principal amount of such Lender's actual outstanding Loans and Reimbursement Obligations on the Acceleration Date after giving effect to the automatic conversions to Dollars. Each Lender whose difference is positive shall make a payment which is equal to such difference to the Administrative Agent in Dollars in immediately available funds on a date set by the Administrative Agent promptly following the Acceleration Date. The Administrative Agent shall distribute such payment to the Lenders whose differences are negative, with such distribution to be ratable based upon the respective amounts of such negative differences. On each subsequent date on which a




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Reimbursement Obligation arises by virtue of a draw on a Letter of Credit, each
Lender shall, promptly after being notified thereof, make a payment to the Issuing Lender equal to its Proportion of such Reimbursement Obligation. To the extent that any Lender shall fail to pay any amount required to be paid pursuant to this Section 10.02 on the due date therefor, such Lender shall pay interest to the Administrative Agent for ratable distribution to the Lenders or Issuing Lenders entitled thereto on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate, PROVIDED that if such Lender shall fail to make such payment within three Business Days of such due date, then, retroactively to the due date, such Lender shall be obligated to pay interest on such amount at the ABR Rate.

                  Section 11.  The Administrative Agent.

                  11.1 APPOINTMENT POWERS AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Basic Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this Section 11 shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Basic Documents, and shall not by reason of this Agreement or any other Basic Document be a trustee for any Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Company, the Canadian Borrower, any other Borrower or any of the Subsidiary Guarantors or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document except to the extent requested by the Majority Lenders; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Basic Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

                  11.2 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Basic Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Majority Lenders



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and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  11.3 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than a Default of the type specified in Section 10.01(a)) unless the Administrative Agent has received notice from a Lender or the Company, the Canadian Borrower or any other Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. The Administrative Agent shall deliver to the Lenders a copy of any written declaration made pursuant to the second to last paragraph of Section
10.01 hereof.

                  11.4 RIGHTS AS A LENDER. With respect to its Commitments and the Loans made by it, the Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent in its individual capacity may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company, the Canadian Borrower, the other Borrowers and the Subsidiary Guarantors (and their respective Affiliates) as if it were not acting as the Administrative Agent, and the Administrative Agent in its individual capacity may accept fees and other consideration from the Company, the Canadian Borrower or any other Borrower (in addition to the agency fees and arrangement fees heretofore agreed to between the Company or the Canadian Borrower and the Administrative Agent) for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  11.5 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 12.03 or 12.04 hereof, but without limiting the obligations of the Company under said Sections
12.03 and 12.04), ratably in accordance with the principal amount of their respective Loans and Reimbursement Obligations outstanding, or if no Loans or Reimbursement Obligations are outstanding, ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Company is obligated to pay under Sections 12.03 and 12.04 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, PROVIDED,



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that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  11.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and the Canadian Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Basic Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Company, the Canadian Borrower, the other Borrowers and the Subsidiary Guarantors of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Company, the Canadian Borrower, any other Borrower or any of the Subsidiary Guarantors. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or the other Basic Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company, the Canadian Borrower, any other Borrower or any of the Subsidiary Guarantors (or any of their affiliates) which may come into the possession of the Administrative Agent.

                  11.7 FAILURE TO ACT. Except for action expressly required of the Administrative Agent hereunder and under the other Basic Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 11.05 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  11.8 RESIGNATION OR REMOVAL OF ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal the Majority Lenders shall have the right to appoint a successor Administrative Agent reasonably acceptable to the Company. Upon any such resignation or removal, the Administrative Agent that resigned or was removed shall, to the extent that its annual agency fee was paid in advance, pay to the Company an amount equal to such fee multiplied by a fraction the numerator of which shall be the number of days remaining on the date of such resignation or removal until the next anniversary of the Effective Date, and the denominator of which shall be 365. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent (the "Notice Date"), then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent reasonably acceptable to the Company. Any successor Administrative Agent shall be (i) a



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Lender or (ii) if no Lender has accepted such appointment within 30 days after the Notice Date, a bank which has an office in New York, New York with a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                  11.9 CONSENTS UNDER BASIC DOCUMENTS. Without the prior written consent of the Majority Lenders, the Administrative Agent will not consent to any modification, supplement or waiver under any of the Basic Documents or any of the other documents described in Section 9.20 hereof.

                  11.10 COLLATERAL SUB-AGENTS. Each Lender by its execution and delivery of this Agreement agrees, as contemplated by the Security Documents, that, in the event it shall hold any Liquid Investments referred to therein, such Liquid Investments shall be held in the name and under the control of such Lender and such Lender shall hold such Liquid Investments as a collateral sub-agent for the Administrative Agent thereunder.

                  11.11 MULTI-CURRENCY PAYMENT AGENT AND CANADIAN ADMINISTRATIVE AGENT. The Multi-Currency Payment Agent referred to herein and the Canadian Administrative Agent referred to in Annex A hereto shall be deemed to be sub-agents of the Administrative Agent for all purposes of this Agreement and entitled to the benefits of this Section 11.

                  Section 12.  MISCELLANEOUS

                  12.1 WAIVER. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Basic Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in the Basic Documents are cumulative and not exclusive of any remedies provided by law.

                  12.2 NOTICES. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telecopy or other writing and telecopied, mailed or delivered to the intended recipient (a) in the case of the Company, the Canadian Borrower, the Administrative Agent, the Multi-Currency Payment Agent or the Canadian Administrative Agent at the "Address for Notices" specified below its name on the signature pages hereof;
(b) in the case of any Lender, at its address (or telecopy number) set forth in its Administrative Questionnaire; (c) in the case of any other Borrower, at its address (or telecopy number) set forth in its Election to Participate; or, as to any party, at such other address as shall be designated by such party in a notice to the Company, the Canadian Borrower and the Administrative Agent



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given in accordance with this Section 12.02. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier (and receipt is electronically confirmed), personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  12.3 EXPENSES ETC. The Company agrees to pay or reimburse each of the Lenders and the Administrative Agent for paying: (a) the reasonable fees and expenses of Simpson Thacher & Bartlett, special counsel to the Administrative Agent, in connection with (i) the preparation, execution and delivery of this Agreement (including the Exhibits hereto) and the Security Documents and the making of the Loans hereunder and (ii) any modification, supplement or waiver of any of the terms of this Agreement or any other Basic Document (including, without limitation, the amendment and restatement evidenced hereby); (b) all reasonable costs and expenses of the Lenders and the Administrative Agent (including reasonable counsels' fees in connection with the enforcement of this Agreement or any other Basic Document or any bankruptcy, insolvency or other proceedings); (c) all mortgage, intangible, transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other Basic Document or any other document referred to herein or therein; and (d) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement, any Security Document or any document referred to herein or therein.

                  12.4 INDEMNIFICATION. The Company shall indemnify the Administrative Agent, the Canadian Administrative Agent, the Lenders and each affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of, relate to or result from any (i) Loan by any Lender hereunder or (ii) breach by the Company, the Canadian Borrower or any other Borrower of this Agreement or any other Basic Document or
(iii) or the Pierce Merger or (iv) any Environmental Liabilities (whether known or unknown) or (v) any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Company shall reimburse the Administrative Agent, the Canadian Administrative Agent and each Lender, and each affiliate and their respective directors, officers, employees and agents, upon demand for any reasonable expenses (including legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified.

                  12.5 AMENDMENTS. ETC. No amendment or waiver of any provision of this Agreement or the Notes or the C$ Notes, nor any consent to any departure by the Company, the Canadian Borrower or any other Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Majority Lenders and the Company, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a defaulting Lender) directly affected thereby, (i) extend the Commitment Termination Date (it being understood that any waiver of any prepayment of, or the



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method of application of any prepayment to the amortization of, Loans shall not constitute any such extension), or extend the stated maturity of any Letter of Credit beyond the Commitment Termination Date, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or fees, or reduce the principal amount thereof, or increase any Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Commitments shall not constitute a change in the terms of a Commitment of a Lender), (ii) amend, modify or waive any provision of this Section 12.05, (iii) reduce the percentage specified in, or (except to give effect to any additional facilities hereunder) otherwise modify, the definition of Majority Lenders, (iv) release all or substantially all of the security for the obligations of the Company, the Canadian Borrower or any other Borrower under this Agreement or any Note, or (v) release all or substantially all of the Subsidiary Guarantors from their obligations under the Subsidiary Guaranty. Notwithstanding anything in this Section 12.05 to the contrary, no amendment, waiver or consent shall be made (x) with respect to
Section 11 without the consent of the Administrative Agent or (y) with respect to Annex A hereto without the consent of the Canadian Borrower.

                  12.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Company, the Canadian Borrower and the other Borrowers may not assign their rights or obligations hereunder or under the Notes or the C$ Notes without the prior written consent of all of the Lenders. Each Lender may assign all or a portion of its rights and obligations under this Agreement and the Notes and the C$ Notes (i) to any affiliate thereof, (ii) to any other Lender or (iii) with the consent of the Administrative Agent, of the Issuing Bank and of the Company, which consents shall not be unreasonably withheld or delayed, to any other bank or financial institution (provided that any such partial assignment shall not, unless the Company and the Administrative Agent otherwise agree, be less than $5,000,000, or if the remainder of the Lender's Commitment is less than $5,000,000, such lesser amount). Upon execution by the assignor and the assignee of an instrument pursuant to which the assignee assumes such rights and obligations, payment by such assignee to such assignor of an amount equal to the purchase price agreed between such assignor and such assignee and delivery to the Administrative Agent and the Company of an executed copy of such instrument together with payment by such assignee to the Administrative Agent of a processing fee of $2,500, such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were a Lender hereunder and the assignor shall be, to the extent of such assignment (unless otherwise provided therein), released from its obligations under this Agreement. Each Lender may (without the consent of any other party to this Agreement) sell participations in all or any part of any Loan or Loans made by it to another bank or other entity, in which event the participant shall not have any rights under this Agreement (except as provided in the next succeeding sentence hereof), or in the case of a Loan, such Lender's Note or C$ Note (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto, which agreement shall not give the participant the right to consent to any modification, amendment or waiver other than one described in clause (i), (ii), (iii),(iv) or (v) of Section 12.05 hereof). Each of the Company and the Canadian Borrower agrees that each participant shall be entitled to the benefits of Sections 5.07 and 6 of this Agreement and Section
3.8 of Annex A hereto with




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respect to its participation; PROVIDED that no participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such participant had no such transfer occurred. Each Lender may furnish any information concerning the Company and its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) which have agreed in writing to be bound by the provisions of Section 12.07 hereof. The Administrative Agent and the Company may, for all purposes of this Agreement, treat any Lender as the holder of any Note or C$ Note drawn to its order (and owner of the Loans evidenced thereby) until written notice of assignment, participation or other transfer shall have been received by them from such Lender.

                  In addition to the assignments and participations permitted the foregoing provisions of this Section 12.06, any Lender may (without notice to the Company, the Canadian Borrower, any other Borrower, the Administrative Agent, the Issuing Bank or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Notes shall be fully transferrable as provided therein. No such assignment pursuant to the preceding sentence shall release the assigning Lender from its obligations hereunder.

                  12.7 CONFIDENTIALITY. Each Lender agrees to exercise all reasonable efforts to keep any information delivered or made available by or on behalf of the Company to it which has not been publicly disclosed confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; PROVIDED that nothing herein shall prevent any Lender from disclosing such information (i) to any other Lender, (ii) to the officers, directors, employees, agents, attorneys and accountants of such Lender or its affiliates who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender, the Company, the Canadian Borrower, any other Borrower, any Subsidiary Guarantor or their respective affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Lender's legal counsel and independent auditors, and
(viii) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 12.07.

                  12.8 SURVIVAL. The obligations of the Company under Sections 6.01, 6.05, 6.06, 6.08, 6.09, 12.03 and 12.04 hereof and of the Canadian
Borrower under such Sections and Section 3.8 of Annex A hereto and the obligations of the Lenders under Section 11.05 shall survive the repayment of the Loans and the termination of the Commitments.


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                  12.9 CAPTIONS . Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  12.10 COUNTERPARTS; INTEGRATION. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral and written, relating to the subject matter hereof.

                  12.11 NEW LENDERS; COMMITMENT INCREASES. (a) With the consent of the Company and the Administrative Agent (which, in the case of the Administrative Agent, shall not be unreasonably withheld), at any time when no Event of Default shall have occurred and be continuing, (i) one or more additional banks or other financial institutions may become a party to this Agreement and have a Commitment or Commitments hereunder by executing a supplement hereto, in form and substance satisfactory to such bank or other financial institution, the Company and the Administrative Agent, whereupon such bank or other financial institution (a "NEW LENDER") shall become a Lender for all purposes hereof and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement and (ii) any Lender may increase the amount of any of its Commitments by executing a supplement hereto, in form and substance satisfactory to such Lender, the Company and the Administrative Agent, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased. In no event (x) may the aggregate Commitments be increased above $500,000,000 pursuant to any supplement described in this
Section 12.11(a) and (y) shall the aggregate Commitments of any Lender be reduced as a result of any such supplement.

                  (b) If on the date upon which a bank or other financial institution becomes a New Lender or upon which a Lender's Commitment is changed pursuant to Section 12.11(a), any Loans are then outstanding, the Company shall borrow Loans from such Lender in such amount and with such Interest Period such that, after giving effect thereto, the quotient of (x) the Loan of such Lender of each Type and, in the case of Eurocurrency Loans, with each Interest Period and (y) such Lender's Commitment is equal to the corresponding comparable quotient of each other Lender. Any Eurocurrency Loan borrowed pursuant to the preceding sentence shall bear interest at a rate equal to the respective interest rates then applicable to the Eurocurrency Loans of the other Lenders or such other rate as may be agreed upon by the Company and such Lender.

                  12.12 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH OF THE COMPANY, THE CANADIAN BORROWER AND THE SUBSIDIARY BORROWERS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS




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AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE COMPANY, THE
CANADIAN BORROWER AND THE SUBSIDIARY BORROWERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY, THE CANADIAN BORROWER, THE SUBSIDIARY BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  12.13 CANADIAN BORROWER'S AGENT; SUBSIDIARY BORROWERS' AGENT.
(a) The Canadian Borrower, by execution and delivery of this Agreement, irrevocably appoints the Company as its agent and attorney-in-fact for all purposes of this Agreement, irrevocably designates, appoints and empowers the Company, as its designee and agent, for service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding and hereby ratifies and confirms, and agrees to be bound by, all actions taken by the Company on its behalf pursuant to the foregoing authorization. The Company irrevocably accepts such appointment. Without limiting the generality of the foregoing, all notices from and to the Canadian Borrower hereunder shall be given by or to the Company on its behalf. Each Lender, the Canadian Administrative Agent and the Administrative Agent may conclusively rely on the authority of the Company to act on behalf of the Canadian Borrower.

                  (b) Each Subsidiary Borrower, by execution and delivery of its Election to Participate, irrevocably appoints the Company as its agent and attorney-in-fact for all purposes of this Agreement, irrevocably designates, appoints and empowers the Company, as its designee and agent, for service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding and hereby ratifies and confirms, and agrees to be bound by, all actions taken by the Company on its behalf pursuant to the foregoing authorization. The Company irrevocably accepts such appointment. Without limiting the generality of the foregoing, all notices from and to each Subsidiary Borrower hereunder shall be given by or to the Company on its behalf. Each Lender and the Administrative Agent may conclusively rely on the authority of the Company to act on behalf of any Subsidiary Borrower.

                  12.14 DESIGNATION OF INDEBTEDNESS. The indebtedness incurred hereunder constitutes "Senior Debt" or "Senior Indebtedness", as the case may be (and, accordingly, "Designated Senior Debt" or "Designated Senior Indebtedness", as the case may be) under the Senior Subordinated Debt Indentures and the other Senior Subordinated Debt Documents.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                          COMPANY:

                                          IRON MOUNTAIN INCORPORATED

                                          By /s/ J.P. Lawrence
                                             ------------------------
                                             Title: V.P., Treasurer

                                          Address for Notices:

                                          745 Atlantic Avenue
                                          Boston, Massachusetts 02111

                                          Attention: John F. Kenny, Jr.
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                          Fax No.: (617) 350-7881

                                          COPY TO:

                                          Sullivan & Worcester LLP
                                          One Post Office Square
                                          Boston, Massachusetts 02109
                                          Attention: Harry E. Ekblom, Jr.

                                          Fax No.: (617) 338-2880

                                          CANADIAN BORROWER:

                                          PIERCE LEAHY CANADA COMPANY

                                          By /s/ J.P. Lawrence
                                             -----------------------
                                             Title: V.P., Treasurer

                                          Address for Notices:

                                          Pierce Leahy Canada Company
                                          195 Summerlea Road
                                          Brampton, Canada, Ontario, L6T 4P6
                                          Fax: (905) 792-2567

                                          WITH A COPY TO:
                                          Iron Mountain Incorporated.
                                          745 Atlantic Avenue
                                          Boston, Massachusetts 02111
                                          Attention: John F. Kenny, Jr.
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                   US$ LENDERS


                            THE CHASE MANHATTAN BANK

                          By /s/
                             -----------------------
                             Title:

                                   US$ LENDERS


                                    CIBC INC.

                          By /s/
                             -----------------------
                             Title:

                                   US$ LENDERS


                                  ALLFIRST BANK

                          By /s/
                             -----------------------
                             Title:

                                   US$ LENDERS


                              THE BANK OF NEW YORK

                          By /s/
                             -----------------------
                             Title:

                                   US$ LENDERS

                                            THE BANK OF NOVA SCOTIA

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            BANK ONE, NA (MAIN OFFICE CHICAGO)

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            DRESDNER BANK AG, NEW YORK
                                            AND GRAND CAYMAN BRANCHES

                                            By /s/
                                               --------------------------
                                               Title:

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            ERSTE BANK NEW YORK

                                            By /s/
                                               --------------------------
                                               Title:

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            FLEET NATIONAL BANK

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            FIRST UNION NATIONAL BANK

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            HSBC BANK USA

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            CITIZENS BANK OF MASSACHUSETTS
                                            AS SUCCESSOR TO US TRUST

                                            By /s/
                                               --------------------------
                                               Title:

                                   US$ LENDERS

                                            WACHOVIA BANK, N.A.

                                            By /s/
                                               --------------------------
                                               Title:

                              US$-CANADIAN LENDERS

                                            THE CHASE MANHATTAN BANK

                                            By /s/
                                               --------------------------
                                               Title:

                              US$-CANADIAN LENDERS

                                            CIBC INC.

                                            By /s/
                                               --------------------------
                                               Title:

                              US$-CANADIAN LENDERS

                                            THE BANK OF NOVA SCOTIA

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            THE CHASE MANHATTAN BANK

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            CIBC INC.

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            ALLFIRST BANK

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            THE BANK OF NEW YORK

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            THE BANK OF NOVA SCOTIA

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            BANK ONE, NA (MAIN OFFICE CHICAGO)

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            DRESDNER BANK AG, NEW YORK
                                            AND GRAND CAYMAN BRANCHES

                                            By /s/
                                               --------------------------
                                               Title:

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            ERSTE BANK NEW YORK

                                            By /s/
                                               --------------------------
                                               Title:

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            FLEET NATIONAL BANK

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            FIRST UNION NATIONAL BANK

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            HSBC BANK USA

                                            By /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            UNION BANK OF CALIFORNIA, N.A.

                                            By  /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            CITIZENS BANK OF MASSACHUSETTS
                                            AS SUCCESSOR TO US TRUST

                                            By  /s/
                                               --------------------------
                                               Title:

                             MULTI-CURRENCY LENDERS

                                            WACHOVIA BANK, N.A.

                                            By  /s/
                                               --------------------------
                                               Title:

                                CANADIAN LENDERS

                                            THE CHASE MANHATTAN BANK OF CANADA

                                            By  /s/
                                               --------------------------
                                               Title:

                                CANADIAN LENDERS

                                            CANADIAN IMPERIAL BANK OF COMMERCE

                                            By  /s/
                                               --------------------------
                                               Title:

                                CANADIAN LENDERS

                                            THE BANK OF NOVA SCOTIA

                                            By /s/
                                               --------------------------
                                               Title:

                              ADMINISTRATIVE AGENT

                                            THE CHASE MANHATTAN BANK,
                                            as Administrative Agent

                                            By  /s/
                                               --------------------------
                                               Title:

                                            ADDRESS FOR NOTICES GIVEN PURSUANT
                                            TO SECTION 5.05:
                                            The Chase Manhattan Bank
                                            Loan and Agency Group
                                            1 Chase Manhattan Plaza
                                            8th Floor
                                            New York, New York 10081
                                            Attention: Nathaniel Spivey
                                            Telecopier No.: (212) 552-7920
                                            Telephone No.: (212)  552-5662

                                            ADDRESS FOR OTHER NOTICES:
                                            The Chase Manhattan Bank
                                            270 Park Avenue
                                            47th Floor
                                            New York, New York 10017
                                            Attention: Robert Sacks
                                            Telecopier No.: (212) 270-5120
                                            Telephone No.: (212) 270-4118

                          CANADIAN ADMINISTRATIVE AGENT

                                            THE CHASE MANHATTAN BANK OF CANADA,
                                            as Canadian Administrative Agent

                                            By  /s/
                                               --------------------------
                                               Title:

                                            ADDRESS FOR FUNDING NOTICES:
                                            The Chase Manhattan Bank of Canada
                                            Suite 6900
                                            1 First Canadian Place
                                            100 King St.  West
                                            Toronto, Ontario  M5X 1A4
                                            Attention: Amanda Staff
                                            Telecopier No.: (416) 216-4135
                                            Telephone No.: (416) 216-4162

                                            ADDRESS FOR NOTICES:
                                            The Chase Manhattan Bank of Canada
                                            Suite 6900
                                            1 First Canadian Place
                                            100 King St.  West
                                            Toronto, Ontario  M5X 1A4
                                            Attention: Christine Chan
                                            Telecopier No.: (416) 216-4132
                                            Telephone No.: (416) 216-4133